OFFICE LEASE
                                 BY AND BETWEEN
                              SANDLER LEGACY, LTD.,
                                  AS LANDLORD,
                                       AND
                            DENBURY MANAGEMENT, INC.,
                                    AS TENANT




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

                                TABLE OF CONTENTS
1. Definitions and Basic Lease Provisions......................................1
2. Premises....................................................................2
3. Design, Construction, Lease Term............................................3
4. Acceptance of Premises......................................................5
5. Rent Payments...............................................................5
6. Electricity.................................................................7
7. Services by Landlord........................................................7
8. Service Interruptions.......................................................8
9. Operating Costs; Property Taxes and Assessments............................10
10.Rental Tax.................................................................15
11.INTENTIONALLY DELETED........................................................
12.Assignment and Subletting..................................................15
13.Repair and Maintenance by Tenant...........................................16
14.Alterations and Additions by Tenant........................................17
15.Use and Occupancy..........................................................18
16.   Parking.................................................................19
17.Signage....................................................................19
18.Mechanics' Liens...........................................................20
19.Limitations on Liability of Landlord; Waiver...............................20
20.Indemnification............................................................21
21.Tenant's Insurance ........................................................22
22.Landlord's Insurance.......................................................24
23.Rights Reserved by Landlord................................................24
24.INTENTIONALLY DELETED......................................................26
25.Fire or Other Casualty.....................................................26
26.Condemnation...............................................................27
27.Taxes on Tenant's Property.................................................28
28.Waiver of Subrogation......................................................28
29.Surrender Upon Termination or Expiration; Holdover.........................28
30.Tenant's Property..........................................................29
31.Events of Default..........................................................29
32.Remedies...................................................................30
33.No Implied Waiver..........................................................32
34.Waiver by Tenant...........................................................32
35.INTENTIONALLY DELETED......................................................32
36.Attorneys' Fees and Legal Expenses.........................................32
37.Subordination..............................................................33
38.Quiet Enjoyment............................................................33
39.Notice to Landlord.........................................................33
40.Rules and Regulations......................................................34
41.Estoppel Certificate.......................................................34
42.Notices....................................................................34
43.Hazardous Materials........................................................35

OFFICE LEASE

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44.Business Purpose...........................................................35
45.Severability...............................................................35
46.No Merger..................................................................36
47.Force Majeure..............................................................36
48.Brokerage..................................................................36
49.Gender.....................................................................36
50.Joint and Several Liability................................................36
51.Representations............................................................36
52.Entire Agreement, Amendments...............................................38
53.Paragraph Headings.........................................................38
54.Binding Effect.............................................................38
55.Exhibits...................................................................38
56.Counterparts...............................................................38
57.Tenant's Service Providers.................................................38
58.Option to Extend Lease Term................................................38
59.Expansion Space.  .........................................................40
60.Right of First Notice / First Refusal......................................40
61.Execution and Approval of Lease............................................41
62.Antennas...................................................................41
63.Landlord's/Tenant's Approval...............................................41
64.EDS Contract...............................................................41

EXHIBITS:

A: Legal Description of the Land
A-1:  Site Plan
B: Floor Plan of the Premises
B-1:  Design Schedule
B-2:  Sample Budget
C: Tenant Finish Construction
D: Rules and Regulations
D-1:  Janitorial Specifications Service Schedule
E: Contractor Insurance Requirements
F: Estoppel Certificate
G: Floor Plans of the First Notice Space and Expansion Space
H: Guaranty
I: Assignment and Assumption of Agreement of Sale


OFFICE LEASE

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                                  OFFICE LEASE

     This Office Lease (this "Lease") is entered into as of August 6, 1997 (the "date of this Lease"), by Sandler Legacy, Ltd., a Texas limited partnership ("Landlord"), and Denbury Management, Inc., a Texas corporation ("Tenant").

1. Definitions and Basic Lease Provisions.

   Some of the basic provisions and defined terms of this Lease are as follows:

        Project: Denbury Park, associated parking garages, the Building (as defined below), the Common Areas (as defined below) and the Land (herein so called) described by the metes and bounds legal description on Exhibit A, located in Plano, Collin County, Texas. A site plan depicting the location of the Building, the parking areas, driveways, entrances and exits thereto, sidewalks, lobbies, elevators, corridors, stairways, landscaped areas and other generally understood public or common areas and improvements provided by Landlord for the general use of tenants, their agents, employees and invitees (the "Common Areas"), and the Land will be attached hereto as Exhibit A-1 and made a part hereof for all purposes (the "Site Plan") upon the mutual approval of the Final Plans.

        Building:             Denbury I, an  approximately  100,000  square foot
                              four (4) story office building and related parking garage to be constructed on and located in the Project and identified on the Site Plan.

        Premises:             Approximately  50,000  Rentable  Square  Feet  (as
                              shown and cross-hatched on the floor plan(s) of the Premises which will be attached hereto as Exhibit B and made a part hereof for all purposes upon the mutual - approval of the Final Plans) being all of Floor(s) 3 and 4 of the Building.

        Total Building Area:  100,000 Rentable Square Feet.

        Minimum               Rent:  $20.55 per Rentable Square Foot [estimated:
                              $85,625 per month for months 1-64 (subject to adjustment pursuant to Paragraph 5(d))]; and $22.50 per Rentable Square Foot [estimated:
                              $93,750 per month for month 65-124 (subject to adjustment pursuant to Paragraph 5(d))].

        Rent: The Minimum Rent and all other amounts payable by Tenant to Landlord under this Lease.

        Estimated
        Commencement Date:    November 1, 1998.

        Expiration            Date:  One hundred  twenty-four  (124) months from
                              the Commencement Date (estimated  expiration date:
                              February 28, 2009).

        Lease Term:           124 months, ending on the Expiration Date.

OFFICE LEASE                                                              Page 1

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        Expense Stop:         $4.24  per  Rentable  Square  Foot per  year  (not
                              including Taxes).

        Tenant's Broker:      Cawley International.

        Landlord's Agent:     Sandler Southwest Corp.

        Permitted Use:        General  office  uses and  other  non-governmental
                              uses  consistent   with  comparable   premises  in
                              Comparable Buildings.

        Parking:              See Section 16.

        Tenant Party(ies):    Tenant  and  its  agents,  employees,   licensees,
                              servants, and contractors.

        Guarantor:            Denbury Resources, Inc.

        Addresses for notices under this Lease:

LANDLORD:                   TENANT: Before Occupancy:    After Occupancy:
Sandler Legacy, Ltd.        Denbury Management, Inc.     Denbury Management,Inc.
c/o Sandler Southwest Corp. 17304 Preston Rd.,Suite 200 [at the address of the
16800 Dallas Parkway        Dallas, TX 75252             Premises]
Suite 150
Dallas, Texas 75240         Attn: Chief Financial Officer Attn: Chief Financial
Attn: Mr. Neal Cukerbaum    Fax: (972) 380-6967                 Officer
Fax:  (972)250-1950                                       Fax:

2.    Premises.

      Landlord, in consideration of the Rent and the obligations of Tenant under this Lease, hereby leases the Premises to Tenant and Tenant takes the Premises from Landlord subject to the terms of this Lease. The calculation of the number of Rentable Square Feet in the Premises and the Building is subject to measurement and verification by Landlord's and Tenant's architect, and in the event of a variation, Landlord and Tenant agree to amend this Lease accordingly. For purposes of this Lease, "Rentable Square Feet,"shall be calculated under the American National Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1--1996 or successor standard(s), adopted by the Building Owners and Managers Association International (BOMA).

3.    Design; Construction; Lease Term.

      (a) Design Schedule. Attached hereto as Exhibit B-1 and incorporated herein by reference is a design schedule (the Design Schedule) which sets forth the design approval deadlines of Landlord and Tenant and the time periods within which each party's obligations are to be performed. Landlord and Tenant acknowledge that strict adherence to the Design
      Schedule is essential for an orderly and timely completion of the construction of the Project and the Tenant Finish Work (defined in Exhibit
      C). Landlord and Tenant have each designated Neal Cukerbaum and Phil Rykhoek, respectively, to act as their sole representatives in connection with all approvals regarding the design and construction of the Project (including the Premises), and such individuals have the full authority of Landlord and Tenant to act on their behalf in connection with such matters.

OFFICE LEASE                                                              Page 2

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      (b) Design & Budget.  Landlord and Tenant shall,  in  accordance  with the
      deadlines  set  forth  in  the  Design  Schedule,   mutually  approve  the
      preliminary plans for the Project and the final plans and specifications for the Project (the Final Plans). Landlord and Tenant shall also mutually approve the budget for the Project (the Approved Budget), which budget shall be in the form of the sample budget attached to this Lease as Exhibit B-2.

      Tenant may terminate this Lease by written notice to Landlord, with such termination being effective on the day Landlord receives such notice, if
      (i) Tenant has been working with Landlord in good faith to agree upon Final Plans and an Approved Budget and Landlord and Tenant have not been able to agree upon the Final Plans and the Approved Budget within 45 days after the deadline for each item as set forth in the Design Schedule (provided that Tenant may only terminate for budget reasons if the budget exceeds $148.23 per Rentable Square Foot area in the Building), and (ii) Tenant's written notice of termination is received by Landlord no later than 5 days before the expiration of the Inspection Period (including extensions of such period, if any) defined in the Agreement of Sale (defined in Paragraph 64); provided, however, that Tenant may terminate this Lease after the expiration of the Inspection Period, but prior to the commencement of construction of the Project, if (1) Tenant provides Landlord with written notice of its termination, (2) along with such notice, Tenant reimburses Landlord for Landlord's costs incurred in connection with this Lease and the Agreement of Sale (including, but not limited to, the Earnest Money (defined in the Agreement of Sale) deposited by Landlord under the Agreement of Sale, due diligence costs associated with Landlord's purchase of the Property (as defined in the Agreement of Sale), attorneys fees and costs incurred by Landlord in connection with the Agreement of Sale and in negotiating and documenting this Lease and other reasonable costs and expenses incurred by Landlord in connection with this Lease, the Agreement of Sale and the purchase of the Property thereunder) and (3) Tenant accepts an assignment and assumption of the Agreement of Sale from Landlord to Tenant and Seller (defined in the Agreement of sale) consents to such assignment and assumption.

      (c) Construction. Landlord shall, after Landlord and Tenant have approved the Approved Budget , execute and deliver a construction contract (the "Construction Contract") with C.D. Henderson, Inc.(which is approved by Landlord and Tenant), or another contractor acceptable to both Landlord and Tenant (the "General Contractor"), for the construction of the Project (such construction of the Project along with the Tenant Finish Work is hereinafter referred to as the "Work"). Landlord agrees, at its sole cost and expense, (i) to finance the construction of and to cause the Work under the Construction Contract (relating to the Project) to be constructed during the contract period set forth in the Construction Contract in a good and workmanlike manner, in compliance with all Applicable Laws (as hereinafter defined) in the location set forth on and otherwise in accordance with the Site Plan, and in accordance with the Final Plans, (ii) subject to the provisions of Exhibit C, to finance the construction of and to cause the Tenant Finish Work under the Construction Documents to be constructed in a good and workmanlike manner, in compliance with all Applicable Laws (as hereinafter defined) and in accordance with the Construction Documents and (iii) to comply with the obligations of the "Owner" under the Construction Contract and to cause the General Contractor to fully comply with its obligations under the Construction Contract. Upon the request of Tenant, Landlord shall submit to Tenant a schedule/timeline for the construction of the Work.

      (d) Material Changes. Any material change (as defined in this paragraph 3(d)) to the Final Plans, Approved Budget or Construction Contract requires Tenant's prior written approval, such approval not to be unreasonably withheld or delayed. If Tenant does not notify Landlord of Tenant's approval or disapproval as soon as reasonably practicable, but in any event within 10 business days following Tenant's receipt of a request for Tenant's approval, Tenant is deemed to approve the change. A material change is a change to the Final Plans, Approved Budget or Construction Contract which: (i) changes the overall appearance, functionality or quality of the construction of the Project or (ii) causes an increase to the amounts of the line items in the Approved Budget for (A) interim interest and lease up ($12.80 per Rentable Square Foot of area in the Building), (B) developer's overhead ($4.50 per Rentable Square Foot of area in the Building) or (C) any change in finish out ($20.00 per Rentable Square Foot of area in the Building), or (iii) causes the cost of a budget item to increase by more than $20,000 for any single occurrence over the term of the Construction Contract or which Landlord expects, in Landlord's reasonable opinion, to result in an increase to the total cost of the Project set forth in the Approved Budget.

OFFICE LEASE                                                              Page 3

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      (e) Cost. Landlord shall provide regular monitoring of the Budget, showing actual cost for activities budgeted or estimated costs and advise Tenant whenever projected costs exceed budgets or estimates and the reasons therefor.

      (f) Term. The Lease Term begins on the earlier to occur of (1) the date Tenant occupies any part of the Premises (other than for the purposes described in Paragraph 3(k) or Paragraph I of Exhibit C) or (2) the Ready for Occupancy Date (defined below), subject to adjustment as provided by Paragraphs E, F and G of Exhibit "C" (the Commencement Date) and ends on the Expiration Date.

      (g) Delay. If the Ready for Occupancy Date does not occur by the Estimated Commencement Date, Landlord is not liable to Tenant and Tenant waives all claims against Landlord for any damages Tenant incurs as a result of the Ready for Occupancy Date not occurring by the Estimated Commencement Date; provided, however, that the foregoing waiver and release does not apply to the remedies set forth in Paragraph (h) below.

      (h) Remedies. Notwithstanding the foregoing,

          (i) if the Ready for Occupancy date does not occur by January 1, 1999 (as extended one day for each day of Tenant Delay and Uncontrollable Delay), Tenant shall be credited with two (2) days' Rent for each day the Ready for Occupancy Date is delayed after January 1, 1999; such credit shall be applied to the Rent and other sums due under this Lease upon the occurrence of the Commencement Date of this Lease; and

          (ii) if the Ready for Occupancy Date does not occur by May 1, 1999 (as extended one day for each day of Tenant Delay and Uncontrollable Delay), Tenant has the one time right to terminate this Lease by providing to Landlord written notice of its election to terminate the Lease by 5:00 pm on May 6, 1999; if such notice is received by Landlord before such time and date, this Lease terminates on May 7, 1999 and Landlord shall reimburse Tenant for Tenant's out-of-pocket costs for the Tenant Finish Work expended by Tenant prior to the termination date which are reasonably substantiated to Landlord by Tenant and thereafter the parties shall be discharged from all obligations hereunder.

      (i) Confirmation of Commencement Date. When the Commencement Date is determined, Landlord and Tenant shall exchange a letter acknowledging that date and the Expiration Date. If any dispute arises regarding those dates, a certificate, furnished by an architect mutually agreed to by Landlord's and Tenant's architect, which may be the Construction Manager (as defined in Exhibit C) (the "Independent Architect") certifying: (i) the date Landlord substantially completed the Premises and the Tenant Finish Work, and (ii) the Ready for Occupancy Date, is conclusive and binding upon Landlord and Tenant.

      (j) Ready for Occupancy Date. The Ready For Occupancy Date is the date on which all of the following events have occurred and Tenant shall have received written notice thereof from Landlord: (a) Tenant receives a certificate from Landlord's Architect (substantially in the form of the AIA certificate of substantial completion) confirming the Substantial Completion (as defined below) of the Premises and the Tenant Finish Work and the common facilities for access and service to the Premises, in a good and workmanlike manner, except for items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing unreasonable interference with Tenant's use of the Premises (the "punch-list items") in accordance with the Final Plans and Applicable Laws (b) actual possession of the Premises, free and clear of all tenancies, occupants and liens, has been delivered to Tenant in a broom-clean condition with all matters of access unobstructed and free


OFFICE LEASE                                                              Page 4

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      from  debris,  and (c) all  water,  electricity  and other  utilities  are operating properly; provided, if Landlord performs any Additional Work (defined in Exhibit C), the Ready for Occupancy Date is deemed accelerated by the number of days in the Additional Work Period (defined in Exhibit
      C). For purposes of this Lease, the term "Substantial Completion" or "substantially completed" means that a certificate of occupancy has been issued with respect to the Premises, and the only remaining work required to be completed, if any, are the punchlist items. Within thirty (30) days of the Substantial Completion of the Premises, Tenant shall provide to Landlord a punch list, which punch list shall consist of those decorative and minor mechanical type adjustments which do not materially interfere with Tenant's use of the Premises. Upon receipt of the punch list, Landlord shall, at Landlord's sole cost and expense, proceed to diligently remedy all items on the list within ninety (90) days after Landlord's receipt of the punch list.

      (k) Early Access by Tenant. Tenant shall have the right to enter the Premises thirty (30) days prior to the Ready for Occupancy Date for the purpose of installing, at Tenant's expense, Tenant's telephone equipment, computer equipment and such other furniture, trade fixtures and equipment as allowed by the building and fire departments, and for the performance of specialized finish work not performed by Landlord as part of the Tenant Finish Work, provided that neither Tenant nor its employees, contractors, agents or representatives shall delay or interfere in any way with Landlord's or its contractors' or subcontractors' completion of the Base Building or Tenant Finish Work. All such activities by Tenant shall be scheduled and coordinated through Landlord and its contractors and Tenant shall be responsible for all damage to the Premises caused by its entry. Landlord shall have no liability for any injury to Tenant's employees, contractors, agents or representatives, or for damage to any property of Tenant, its employees, contractors, agents or representatives occurring prior to the Commencement Date except to the extent caused by the negligence or willful misconduct of Landlord, its employees, contractors or agents.

4.    Acceptance of Premises.

      Except as otherwise provided in Paragraph 3(j) and Exhibit C, Tenant's occupancy of the Premises is conclusive evidence that Tenant: (A) accepts the Premises as suitable for the purposes for which they are leased; (B) accepts the Premises and the Project as being in a good and satisfactory condition; and (C) waives any defects in the Premises and the Project (not including punch list items). Except as otherwise provided in Paragraphs 19, 20 and 32(e) and Exhibit C, Landlord is not liable to any Tenant Party for any injury or damage to person or property due to the condition or design of, or any defect in, the Project that exists now or occurs in the future and Tenant, for itself and all other Tenant Parties, assumes all risks of injury or damage to person or property, either proximate or remote, by reason of the condition or design of, or any defects in, the Premises and the Project.

5.    Rent Payments.

      (a) Subject to the last sentence of this Paragraph 5(a), the first installment of Minimum Rent is payable by Tenant on the Commencement Date and subsequent installments of Minimum Rent are payable by Tenant in advance on the first day of each calendar month during the Lease Term beginning on the first day of the first full calendar month after the Commencement Date. Minimum Rent for any partial calendar month is prorated on a per diem basis. Provided that there is not an Event of Default under this Lease, Tenant is not obligated to pay Rent or any other sums due under this Lease for the first four (4) months following the Commencement Date.

OFFICE LEASE                                                              Page 5

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      (b) All  Rent  is  payable  by  Tenant  at the  times  and in the  amounts specified in this Lease in legal tender of the United States of America to Landlord at the notice address for Landlord or to any other person or at any other address as Landlord may from time to time designate by notice to Tenant.

      (c) Rent is payable by Tenant without notice, demand, abatement, deduction or setoff, except as expressly specified in this Lease. Tenant's obligation to pay Rent is independent of any obligation of Landlord under this Lease. If any installment of Rent is not paid within 5 days after notice from Landlord that such installment is past due, Tenant shall pay a late charge in an amount equal to 10% of the delinquent installment of Rent when it pays the delinquent installment.

      (d) Subject to the provisions of Paragraph 3(b) and (d), if the cost of the Building and related improvements (including the Base Building improvements (as defined in Exhibit C), the Architectural Allowance, the Work Allowance, the Common Areas, the covered walkway between the Building and the structured parking garage, the structured parking garage, an outdoor patio/seating area and an interior stairwell between the third
      (3rd) and fourth (4th) floors of the Building ) (the Total Building Cost) either is less than or exceeds $148.23 per Rentable Square Foot (as certified by the Independent Architect), Landlord will, within the first 4 months following the Commencement Date, adjust the Minimum Rent for the first 5 years of the Lease Term in accordance with the following formula:

               Total Building Cost x 11.0% (annual rate of return)
               + ($4.24 per Rentable Square Foot Expense Stop [not including Taxes] x total Rentable Square Feet in the Building)
               = Total Minimum Rent for the Building.

               Total Minimum Rent for the Building/Total Rentable Square Feet in the Building
               = Minimum Rent on a per Rentable Square Foot basis.

      For example, if the Total Building Cost equals $16,000,000, the Building contains 100,000 Rentable Square Feet and the Premises contain 50,000
      Rentable Square Feet , the Minimum Rent during the first 5 years of the Lease Term is calculated as follows: $16,000,000 x 11% = $1,760,000; $1,760,000 + $424,000 = $2,184,000; $2,184,000/100,000 = $21.84; ($21.84 x
      50,000 Rentable Square Feet)/12 = $91,000 Minimum Rent per month.

      The Minimum Rent during each of years 6-10 of the Lease Term shall be the product of the Minimum Rent in year 5 of the Lease Term multiplied by
      1.12. For example, if Minimum Rent per month for the fifth year of the Lease Term equals $91,000, the Minimum Rent during each of years 6-10 of the Lease Term shall be equal to $101,920 per month.

      At any time prior to the date which is 12 months after the Commencement Date, Tenant shall have the right, at its own expense, to audit Landlord's books and records relevant to or which support the calculation of Total Building Cost. If any such audit reveals any excess amounts included in Total Building Cost or any other amounts not previously included in the Approved Budget or otherwise approved by Tenant, such amount(s) shall be deducted from Total Building Cost for purposes of determining any adjustments in Minimum Rent pursuant to this Section 5(d). If Tenant does not exercise its right to audit Landlord's books and records within such 12 month period, Tenant is deemed to have accepted the Total Building Cost and to have waived its right to audit Landlord's books and records regarding the Total Building Cost.

OFFICE LEASE                                                              Page 6

6.    Electricity.

      (a) Landlord shall furnish electricity as follows: (i) up to 3 1/2 watts per Rentable Square Foot in the Premises at 120 volts for lighting; and
      (ii) up to 4 watts per Rentable Square Foot in the Premises at 120 volts for office machines. If Tenant's use will exceed the specified limits, Tenant must give Landlord prior notice specifying Tenant's excess requirements. If the excess electricity requirements can be supplied without, in Landlord's opinion, overloading the existing Building systems or the additional equipment necessary to supply Tenant's excess electricity requirements can be installed without, in Landlord's opinion, creating a dangerous condition in the Building, Landlord shall supply Tenant's excess electricity requirements and Tenant shall pay Landlord the actual cost of supplying the excess electricity requirements, including all reasonable installation costs, within thirty (30) days after Landlord's written demand as additional Rent.

      (b) If Tenant's electricity use exceeds the specified limits, Landlord shall cause Landlord's engineer to reasonably determine, at Tenant's sole cost and expense, the amount of excess electricity to be allocated to Tenant based on the power requirements of the equipment or lighting and Tenant shall pay Landlord the actual cost of the excess electricity allocated to Tenant as additional Rent. Landlord may also, at its sole option and without any obligation to do so, install supplemental air conditioning units in the Premises to offset the heat-generating effect of Tenant's excess electricity usage as determined above and Tenant shall pay Landlord the reasonable installation cost and the actual cost of operation, use, repair, and replacement of the supplemental air conditioning units within thirty (30) days after Landlord's written demand as additional Rent.

      (c) The obligation of Landlord to furnish electricity is subject to the rules and regulations of the supplier of electricity and of any municipal or other governmental authority regulating the business of providing electricity. Except as otherwise provided in Paragraph 8 of this Lease, Landlord is not liable to Tenant for any failure or defect in the supply or character of electricity furnished to the Premises due to any requirement, act, or omission of the entity supplying electricity to the Project.

7.    Services by Landlord.

      Landlord, subject to payment by Tenant as specified below, shall furnish the following services to the Building, the Common Areas (as applicable) and the Premises in amounts, quantities, temperatures and during time periods consistent with first-class 80,000 to 200,000 square foot multi-tenant office buildings of a similar type and quality in the North Dallas Tollway/Parkway Corridor (the "Comparable Buildings") and such other building services as are customarily provided by Comparable Buildings and as may be required by law or directed by governmental authority for the comfortable use of the Premises throughout the year.

      (a) Air conditioning, both heating and cooling (as required by the seasons), from 7:00 a.m. to 6:00 p.m. on weekdays and on Saturdays from 8:00 a.m. to 1:00 p.m., except on Holidays (as defined in Exhibit D) (the HVAC Standard Hours) at a dry bulb temperature of 70-74 degrees Fahrenheit during the HVAC Standard Hours. Circulating air is not available other than through the Building's HVAC system. If Tenant requires HVAC services at any time other than HVAC Standard Hours, Landlord shall furnish HVAC services for the portions of the Premises specified in a request by Tenant using a code-activated, phone-in/computer service on a floor by floor basis. Tenant shall pay Landlord as additional Rent for each hour of HVAC in excess of HVAC Standard Hours an amount equal to Landlord's actual cost for such HVAC services, including any reasonable administrative costs incurred by Landlord in providing such service.

OFFICE LEASE                                                              Page 7

      (b) Cold (at the normal temperature of the water supply to the Building) and hot water for lavatory and toilet purposes, with water service to be at supply points provided for general use of tenants of the Building through fixtures installed by Landlord, or by Tenant with Landlord's prior consent;

      (c) Janitor service to the Premises on a five (5) day per week basis (other than Holidays) and per the specifications attached as Exhibit D-1 attached hereto;

      (d) Window and glass washing (exterior and interior) at least three (3) times per year at such intervals as determined by Landlord in its reasonable discretion;

      (e) Operator-less passenger elevators for ingress and egress to and from the floor(s) on which the Premises are located (provided that Landlord may reasonably limit the number of elevators to be in operation on Saturdays, Sundays, and Holidays) and freight elevator service in common with other tenants but only when scheduled through the Project manager;

      (f) Common area rest room facilities; and

      (g) Electric lighting for all common areas of the Building in the manner and to the extent consistent with Comparable Buildings.

      Building Standard Hours are weekdays, excluding Holidays, from 7:00 a.m. to 6:00 p.m. and Saturdays from 8:00 a.m. to 1:00 p.m. Landlord may lock the Building at all times other than during Building Standard Hours; provided, however, Tenant shall be provided key access to the Building, the Common Areas and the Premises twenty-four (24) hours a day, seven (7) days a week. During hours other than Buildings Standard Hours, Landlord shall provide a restricted access system (i.e. key access only) to the Premises and any stairwell or elevator leading to the Premises. Landlord makes no warranty or representation to any Tenant Party as to the adequacy of the foregoing restricted access security system or the security of the Project and all Tenant Parties waive all claims against Landlord which are related directly or indirectly to such system or the security of the Project, except as otherwise provided in Paragraphs 20 and 32(e).

8.    Service Interruptions.

      (a) Landlord does not warrant that the services provided by Landlord will be free from any slow-down, interruption, or stoppage under voluntary agreement between Landlord and governmental bodies, regulatory agencies, utility companies, and others supplying services or caused by the maintenance, repair, replacement, or improvement of any equipment involved in the furnishing of the services or caused by changes of services, alterations, strikes, lock-outs, labor controversies, fuel shortages, accidents, acts of God, the elements, or other causes beyond the reasonable control of Landlord. Except as otherwise provided in this Paragraph 8, Paragraphs 20 and 32(e), no slow down, interruption, or stoppage of the services may be construed as an eviction, actual or constructive, of Tenant or cause an abatement of Rent or in any manner or for any purpose relieve Tenant from its obligations under this Lease. Except as otherwise provided in this Paragraph 8, Paragraphs 20 and 32(e) Landlord is not liable for damage to persons or property, or in default under this Lease, as a result of any slow-down, interruption, or stoppage. Landlord shall use due diligence to resume the service upon any slow-down, interruption, or stoppage. Notwithstanding the foregoing, if Tenant is prevented from using, in its reasonable and customary manner, all or part of the Premises (the "Affected Area") as a result of an Abatement Event (as defined below), and if this Abatement Event continues for three (3)


OFFICE LEASE                                                              Page 8
      consecutive business days after Landlord's receipt of notice from Tenant of the Abatement Event (the "Eligibility Period"), the Rent and all other sums payable under this Lease shall be abated or reduced after the expiration of the Eligibility Period for such time that Tenant continues to be prevented from using, in Tenant's reasonable and customary manner, the Affected Area in the proportion that the Rentable Square Feet of the Affected Area bears to the total Rentable Square Feet of the Premises. In addition, Tenant shall be entitled to exercise the remedies set forth in
      Section 32(e) below.

      An "Abatement Event" is:

          (i) A dangerous condition or Landlord's performance of or failure to perform any repair, maintenance, alteration that substantially interferes with Tenant's use of or access to the Premises (after the initial construction of the Building);

          (ii) Any failure of or interruption in utilities or other services required to be supplied by Landlord to the Premises, the Building or the Project;

          (iii) Any failure of Landlord to provide Tenant with reasonable access to the Premises, the Building, or the Project; or

          (iv) Without in any way affecting or otherwise limiting the events set forth in Subparagraphs (i) - (iii) of this Paragraph 8(a), any failure of Landlord or Landlord's lender to cure a breach, default or noncompliance under this Lease after notice to Landlord and Landlord's lender under Subparagraph 32(e) and expiration of the Cure Period (defined in Subparagraph 32(e)).

      (b) If any Abatement Event is not cured within thirty (30) days (the Initial Thirty Days) after the expiration of the Eligibility Period, Tenant may terminate this Lease in accordance with the provisions of this paragraph if:

          (i) after the Initial Thirty Days, Tenant gives written notice to Landlord and Landlord's lender (or lenders, as the case may be) (the "First Notice") of the Abatement Event and Tenant's intent to terminate this Lease as a result of the Abatement Event;

          (ii) at least thirty (30) days after Tenant provides the First Notice, Tenant gives an additional written notice (the "Second Notice") to Landlord and Landlord's lender (or lenders, as the case may be) of the Abatement Event and Tenant's intent to terminate this Lease as a result of the Abatement Event; and

          (iii) within thirty (30) days after the Second Notice, the Abatement Event is still not cured.

          If the provisions of Subparagraphs (i), (ii) and (iii) are met, Tenant may terminate this Lease, by giving written notice to Landlord, as to one of the following:

          (x) The Affected Area, in which event the Rent and all other sums due under this Lease payable by Tenant shall be adjusted accordingly and the parties shall amend this Lease to reflect the reduced size of the Premises;

          (y) The entire Premises, in which event the termination shall be effective on Tenant's vacation of the entire Premises but in no event more than six (6) months after Landlord's receipt of the termination notice.

OFFICE LEASE                                                              Page 9

9.    Operating Costs; Property Taxes and Assessments.

      (a) The term Operating Costs means those reasonable expenses directly incurred in the management, operation, maintenance, repair, and security of the Project (unless otherwise excluded pursuant to the terms of this Lease) (computed on a cash basis in accordance with generally accepted accounting principles consistently applied) which are generally comparable to the operating expenses of Comparable Buildings, including, but not limited to: fees assessed by Legacy Park against the Project, the cost of all utilities (except sub-metered, excess or allocated utility charges billed separately to any tenant and specifically excluding any costs, expenses or charges relating to the development of the Project, bringing such utilities to the Premises and any "tap-in" fees), building supplies, janitorial service, maintenance, repairs, fire and extended coverage, public liability, and other insurance, all labor and employee benefit costs (including wages, salaries, and fees of all personnel whose duties are directly connected with the management, operation, maintenance, repair, and security of the Project (but not including executives above the level of Building manager)), costs and the annual amortized amount of capital expenditures that are reasonably expected by Landlord to materially reduce Operating Costs or are required to meet governmental regulations which were not required in connection with the Project when permits for the construction of the project were obtained (Capital Item or Capital Items) (all such Capital Items shall be amortized on a straight line basis (including interest on the unamortized cost at the prime rate of interest (as set forth in the Wall Street Journal) plus 1% per annum) over their useful life as reasonably determined by Landlord), legal fees, the fair market rental of the Building manager's office, management fees at reasonable market rates consistent with the services rendered, consulting fees (other than legal), accounting fees, and payments under any agreement related to sharing Building costs with future phases of the Project. If for any time period in question the Project is less than 95% occupied, Landlord shall increase those elements of Operating Costs that vary based on the occupancy rate of the Project as though the Project were 95% occupied as provided below.

      Notwithstanding anything to the contrary in the Lease, the phrase "Operating Costs" shall not include the following:

                    (1) Capital  expenditures  (required  to be  capitalized  in accordance with generally accepted accounting principles) and costs incurred in connection with the original construction of the Building, the Project and the Common Areas or in connection with any additions to or major change in the Building, the Project and the Common Areas, such as adding or deleting floors, including increased real estate taxes and other operating costs related thereto; provided, however, that the capital expenditures and costs referred to in this subparagraph (1) do not include Capital Items;

                    (2) Payments of principal and interest or other finance charges made on any debt, refinancing costs, points, fees and premiums on any mortgages, and other debt costs, if any;

                    (3) Except in each  instance  where the expense is a Capital
               Item, costs of repairing, replacing or correcting design or construction defects of the Building, the Project, the Common Areas, or the Building equipment, the cost of any work or service performed for any facility other than the Project, and the costs, including legal fees and expenses, resulting from noncompliance of the Premises, the Common Areas, the Project or the Building,

OFFICE LEASE                                                             Page 10
               or by Landlord or any tenant, with any applicable ordinance, rule, regulation or law (existing as of the date building permits are issued for the Project) or Landlord's violation of any lease, or, except as otherwise provided to the contrary in this Lease, the costs to remove hazardous materials from the Project;

                    (4) Costs or  expenses  relating to another  tenant's  space that were (i) incurred in rendering any service or benefit to such tenant that Landlord was not required, or were for a service in excess of the service that Landlord was required to provide Tenant hereunder, or (ii) otherwise in excess of the Building standard services then being provided by Landlord to all tenants of Building, whether or not such other tenant is actually charged therefore by Landlord, or (iii) charged separately to such tenant;

                    (5) Brokerage or other leasing commissions,  advertising and promotional expenditures incurred by Landlord in soliciting new tenants, marketing costs, legal fees, space planners' fees and other costs incurred in connection with the development or leasing of the Building (including Tenant);

                    (6) Costs of repairs, restoration, replacement or other work
               (i) for which Landlord is reimbursed by any tenant or occupant of the Building or the Project, (ii) occasioned by fire, wind storm or other casualty of an insurable nature (whether such destruction be total or partial) and paid for by the insurance required to be carried by Landlord under this Lease (whether or not such insurance is actually carried by Landlord to the extent such insurance is either (A) one of the policies set forth in Paragraph 22 or, (B) if it is insurance which Landlord is required to carry because it is consistent with that which is carried by landlord's of Comparable Buildings, Tenant must have given Landlord prior written notice of Landlord's requirement to carry such insurance) or otherwise paid by insurance then in effect obtained by Landlord or any tenant's carrier or by anyone else including warranties, or (iii) occasioned by the exercise by a governmental authority of the right of eminent domain, whether such taking be total or partial to the extent Landlord is compensated for such work by such governmental authority;

                    (7) Any bad debt loss,  rent loss, or reserves for bad debts or rent loss;

                    (8) Costs  associated  with the operation of the business of the partnership or entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, such as: general overhead and administrative expenses, partnership accounting and legal matters, costs of any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), and costs of selling, syndicating, financing, refinancing, exchanging, mortgaging or hypothecating any of Landlord's interest in the Building or the Project, including brokerage commissions, attorney's and accountant's fees, closing costs, title insurance premiums, transfer taxes and interest charges resulting from such transaction;

                    (9) Costs,  fines,  penalties,  legal fees,  court costs and interest incurred due to the late payment of taxes, utility bills and other costs, unless incurred for the benefit of tenants of the Building or the Project generally or if the failure to pay was reasonable under the circumstances, in which event the sum actually received by Landlord therefrom shall be contributed by Landlord towards payment of future Operating Costs for the Project;

                    (10) Ground or underlying lease rentals;

                    (11) Allowances, concessions, and other costs, including permit, license and inspection costs, incurred in completing, fixturing, furnishing, renovating or otherwise with respect to


OFFICE LEASE                                                             Page 11
               the installation of tenant or other occupant improvements made for tenants or other occupants in the Building or the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building or the Project;

                    (12) Salaries of officers and executives of Landlord and Landlord's general corporate overhead (including salaries, equipment, supplies, accounting and legal fees, rent and other occupancy costs) and profit increment paid to Landlord, the Building management company or to subsidiaries or affiliates of Landlord for goods and/or services in the Building, the Project or the Common Areas to the extent the same exceeds the costs of such services rendered by unaffiliated third parties of comparable skill, competence, stature and reputation, and the cost of any work or service performed for any facility other than the Project (except that the foregoing shall not limit the management fee paid in connection with the management of the Project (subject to the provisions of Subparagraph 9(a) above);

                    (13) The costs of installing,  operating and maintaining any specialty service such as an observatory, broadcast facilities, luncheon club, athletic or recreational club (not including any workout facility in the Project), restaurant, delicatessen, hair salon or other retail uses or commercial concessions operated by Landlord in the Project;

                    (14) Electric power and other utility costs directly metered and charged to any tenant or for which any tenant directly contracts with the local public service company;

                    (15) Costs arising from  Landlord's  political or charitable contributions and for the acquisition, maintenance and insuring of sculpture, paintings, fountains or other objects of art located in the Building not depicted in the Final Plans;

                    (16) Costs for which Landlord has been compensated by a management fee (in accordance with customary practices in Dallas, Texas) to the extent that the inclusion of such costs in Operating Costs would result in a double charge to Tenant;

                    (17) Costs (including attorneys' fees and costs of settlement judgments and payments in lieu thereof), penalties or liquidated damages arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitrations pertaining to the enforcement of Leases.

                    (18) Any  recalculation  of or  additional  operating  costs actually incurred more than twenty (20) months prior to the year in which Landlord proposes that such costs be included in Operating Costs, except to the extent such delay was caused by governmental requirements or an Uncontrollable Delay; and

                    (19) Non-cash items, such as depreciation,  amortization and interest payments (not including Capital Items), except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services which Landlord might otherwise have contracted for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized on a straight-line basis over its reasonable anticipated useful life.

OFFICE LEASE                                                             Page 12

      Such Operating Costs shall be "net" only, and for that purpose shall be reduced by the amounts of any cash discounts, reimbursements, refunds or credits received by Landlord (net of the reasonable costs and expenses of obtaining the same, if any) with respect to any item of cost that is included in Operating Costs other than reimbursements by other tenants in the nature of operating costs similar to those reimbursements required of Tenant. In the event any such reimbursement, refund or credit is received by Landlord in a later calendar year, it shall be applied against the Operating Costs for such later calendar year; provided, however, that if the term of the Lease has expired, Tenant's pro rata share of such item shall be promptly refunded by Landlord to Tenant. No item of expense shall be included in or deducted from such charges and Operating Costs more than once under any circumstances. Landlord shall use its best efforts, in good faith, to effect an equitable proration of bills for services rendered to the Building and to any other property owned by Landlord. Landlord will not collect or be entitled to collect Operating Costs in an amount which is in excess of one hundred percent (100%) of the Operating Costs actually paid by Landlord in connection with the operation of the Building and the Project and other than Landlord's management fee, Landlord shall make no profit from Landlord's collection of the Operating Costs. Landlord shall pay all Operating Costs in a timely manner prior to delinquency.

      With respect to the adjustment or increase in particular items of Operating Costs described in Section 9(a) of the Lease, such adjustment shall be calculated as follows: Operating Costs paid or incurred by Landlord during any calendar year or partial calendar year of the term of this Lease during which the occupancy rate in the Building is less than ninety-five percent (95%) of the rentable area thereof shall be adjusted (assuming a tax appraisal of the Building as though it were completed and 95% occupied) to allocate the actual cost of providing services which vary directly with the level of occupancy of the Building to the rentable square feet receiving such service by multiplying the cost of the variable service by a fraction, the numerator of which is ninety-five and the denominator of which is the percentage of the Building's total rentable square feet receiving such service. In making the foregoing determination and gross-up adjustment, only those cost components of the operating costs actually incurred for such calendar year or partial calendar year that are considered to be variable costs under generally accepted accounting principles (i.e., those costs that vary directly with the level of occupancy of the Building) shall be adjusted to reflect the amount thereof that would have been incurred if the Building were 95% occupied for the entire calendar year. If any such variable cost represents a cost that is either entirely attributable to the Common Areas or is attributable both to the Common Areas and tenant-occupied portions of the Building, then, for purposes of making the foregoing determination and adjustment, no adjustment or gross-up shall be made with respect to such variable cost or the portion thereof that is attributable to the Common Areas.

      (b) The term Excess Operating Costs means the amount, if any, by which the Operating Costs for the Project for any calendar year, expressed as an amount per Rentable Square Foot of area in the Building, exceeds the Expense Stop.

      (c) If there are Excess Operating Costs for any calendar year, Tenant shall pay to Landlord as additional Rent, a sum equal to the Excess Operating Costs (per Rentable Square Foot of area in the Building) multiplied by the number of Rentable Square Feet in the Premises (Tenant's Share).

      (d) On or before December 15 of the year in which the Commencement Date occurs and each subsequent calendar year, Landlord shall deliver to Tenant, Landlord's reasonable estimate of the Excess Operating Costs on a Rentable Square Foot basis for the next calendar year and the Taxes owed for the next calendar year. Tenant shall pay to Landlord monthly as additional Rent, in advance on or before the first day in each succeeding calendar month, an amount equal to one twelfth (1/12th) of the estimate of Tenant's Share and, subject to the provisions of Paragraph 9(g), an amount equal to one twelfth (1/12th) of the estimate of Taxes. Landlord may reasonably adjust its estimate by notice to Tenant at any time during the applicable calendar year if actual Excess Operating Costs are substantially different from the estimate, and thereafter payments by Tenant under this Paragraph adjust accordingly. The term calendar year includes partial calendar years.

OFFICE LEASE                                                             Page 13

      (e) No later than May 1 of each calendar year, Landlord shall deliver to Tenant a statement certified by an authorized representative of Landlord setting out in reasonable detail the actual Operating Costs and the Excess Operating Costs for the prior calendar year. If the estimated payments made by Tenant during the prior calendar year exceed Tenant's Share of actual Excess Operating Costs for that year, Landlord shall credit the difference against the next ensuing installments of estimated payments by Tenant under this Paragraph, or, at Tenant's option, refund such amount in cash to Tenant. If the estimated payments made by Tenant during the prior calendar year under this Paragraph are less than Tenant's Share of the actual Excess Operating Costs for that year, Tenant shall pay the amount of the difference to Landlord in cash within 30 days after delivery of any invoice therefor by Landlord accompanied by a statement of the actual Operating Costs and the Excess Operating Costs for that year as additional Rent.

      Notwithstanding anything in this Lease to the contrary, Tenant shall have the right, at its own expense, to audit Landlord's books relevant to the additional rent due under this Lease within one (1) year after the furnishing of the statement set forth above. Such an audit must be performed by a certified public accounting firm which will not charge a fee based on the amount of additional Rent that the accountant is able to save the Tenant by the audit. The audit must be conducted at Landlord's principal accounting offices (or such other location of relevant books and records) during normal business hours after at least 10 days notice is given to Landlord. There shall be no more than one (1) audit of Operating Costs or Taxes for any twelve-month (12-month) period. Unless Tenant takes written exception to any item in the statement within twelve (12) months after the furnishing of that statement, the statement shall be considered as final and accepted by Tenant.

      Tenant shall bear all fees and costs of the audit, unless the audit determine that Operating Costs and Taxes taken as a whole for any calendar year were overstated by five percent (5%) or more, in which case Landlord shall pay for the reasonable costs of that audit. If any such audit reveals an overpayment of Operating Costs or Taxes for the period covered by such annual statement, then, at Tenant's sole option, the amount of such overpayment shall be credited against the next installment of Minimum Rent and all other sums due from Tenant under this Lease or refunded to Tenant within thirty (30) days of receipt of written demand by Tenant. If such audit reveals an underpayment of Operating Costs or Taxes for the period covered by such annual statement, then Tenant shall pay the amount of such underpayment with Tenant's next monthly installment of Minimum Rent, or if the term has expired, within sixty (60) days after receipt of the audit results.

      Pending resolution of any disputes over Operating Costs and Taxes, Tenant shall pay to Landlord any undisputed additional Rent alleged to be due from Tenant as reflected on Landlord's statement or any invoice issued on the basis of Landlord's statement. If Tenant withholds any disputed portion of the additional Rent, Tenant must commence an audit under this Subparagraph 9(e) within 30 days of the date Tenant withholds such amount.

      (f) Notwithstanding anything to the contrary contained herein, Tenant's Share of the actual Controllable Operating Expenses (as hereinafter defined) for any calendar year shall not increase on an annual basis by more than eight percent (8%) per annum, on a noncumulative basis, Tenant shall have no obligation to pay Controllable Operating Expenses for any calendar year during the term of this Lease in excess of 108% of Tenant's Share of the previous year's Controllable Operating Expenses, noncumulative, and Landlord shall disregard any such excess in calculating the amount that Tenant is required to pay under this Lease with respect to the Excess Operating Costs. For the purposes of this provision, "Controllable Operating Expenses" shall mean all Operating Costs excluding Taxes (defined in (g) below), premiums for fire and extended coverage, public liability and other insurance and utilities after any costs attributable to above building standard utility usage by other tenants have been deducted).

OFFICE LEASE                                                             Page 14

      (g) Tenant shall pay to Landlord, Tenant's pro rata share of the Taxes for the Project for a tax year or partial tax year either (i) within thirty
      (30) days of Landlord's demand therefor or, (ii) if Landlord is required to escrow Taxes by Landlord's lender, in accordance with the provisions of
      Section 9(d) above. Landlord shall pay all Taxes in a timely manner prior to delinquency. The term "Taxes" includes all real property taxes and assessments of any governmental entity assessed or imposed upon the
      Project during the Term of this Lease, but shall not include (A) any special assessment for highway, street or traffic control improvements, for sanitary or storm sewers, for utilities or for off-site improvements of any nature whatsoever made in connection with the development of the Project, the Building, the Common Areas or other development, mitigation,
      impact,      concurrence,       connection      and      tap-in      fees,
      contributions-in-aid-of-construction or other fees assessed by any utility or governmental entity as a requirement or condition for furnishing utility or municipal services to the Project, the Premises or the Building (but only to the extent the useful life exceeds the initial term of the Lease), or (B) any franchise, income, corporate, personal property, capital levy, capital stock, gross receipts, excess profits, transfer, revenue, estate, inheritance, gift, devolution or succession tax payable by Landlord. With respect to the tax years in which the term of this Lease begin and end, Tenant shall pay only that proportion of the property taxes for such tax years relating to the period following the Commencement Date that the Lease is in effect.

10.   Rental Tax.

      Tenant shall pay as additional Rent all licenses, charges, and other fees of every kind and nature imposed or levied by an applicable governmental authority, as and when they become due arising out of or in connection with Tenant's use and occupancy of the Premises and the Project (including the parking garages), including but not limited to license fees, business license taxes, and privilege, sales, excise, or other taxes (other than income) imposed by such applicable governmental authority upon Rent or upon services provided by Landlord or upon Landlord in an amount measured by Rent received by Landlord.

11.   INTENTIONALLY DELETED.

12.   Assignment and Subletting.

      (a) Except as otherwise provided in Paragraph 12(f), Tenant may not, without Landlord's prior consent (which shall not be unreasonably withheld or delayed): (1) assign or transfer this Lease or any interest therein;
      (2) permit any assignment of this Lease or any interest therein by operation of law; (3) sublet the Premises or any part thereof; (4) grant any license, concession, or other right of occupancy of any portion of the Premises; (5) mortgage, pledge, or otherwise encumber its interest in this Lease; or (6) permit the use of the Premises by any parties other than Tenant and its employees. Landlord's consent to any assignment or subletting is not a waiver of Landlord's right to approve or disapprove any subsequent assignment or subletting. Tenant and any guarantor of Tenant's obligations under this Lease, if any (Guarantor, whether one or more) remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Lease after any assignment or subletting. Any change in a majority of the voting rights or other control rights of Tenant is an assignment for purposes of this Paragraph. If Tenant is a partnership, then any transfer of a general partnership interest is an assignment for purposes hereof. Any attempted assignment or sublease by Tenant in violation of the terms of this Paragraph is void.

      (b) Landlord, in addition to any other remedies under this Lease or provided by law, may at its option during the continuance of an Event of Default collect directly from the assignee or sublessee all rents payable


OFFICE LEASE                                                             Page 15
      to Tenant under the assignment or sublease and apply the rent against any sums due to Landlord under this Lease. Tenant authorizes and directs any assignee or sublessee to make payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection of rent by Landlord from any assignee or sublessee is a novation or a release of Tenant or Guarantor from the performance of their obligations under this Lease or under any guaranty executed by Guarantor. Receipt by Landlord of rent from any assignee, sublessee, or occupant of the Premises is not a waiver of the covenant against assignment and subletting or a release of Tenant or Guarantor.

      (c) If Tenant wants to assign or sublease all or part of the Premises, it shall (i) deliver a notice to Landlord that it intends to assign or sublease all or a portion of the Premises at least 30 days prior to the date Tenant supplies the following information to Landlord, which information must be submitted to Landlord so that Landlord may evaluate such proposed assignment or sublease: the name of, financial information for, and the nature of the business of the proposed assignee or subtenant, and the proposed effective date and terms of the assignment or sublease (the "Transfer Information"). Tenant may not assign or sublease all or any part of the Premises at any time when an Event of Default has occurred.

      (d) Landlord has a period of 5 business days from its receipt of the Transfer Information to notify Tenant that Landlord elects, in Landlord's sole discretion, to: (1) with respect to an assignment, terminate this Lease as to the space that is the subject of Tenant's notice as of the date specified by Tenant, and with respect to a sublease, at Tenant's option, either temporarily terminate this Lease as to the space that is the subject of Tenant's notice for the term of the sublease or permanently terminate this Lease as to the space that is the subject of Tenant's notice for the remainder of the term of this Lease (as extended, if applicable); (2) consent to the assignment or sublease; provided, however, that twenty-five percent (25%) of the Profits (defined below) is payable by Tenant as additional Rent to Landlord on the same dates Tenant pays Minimum Rent; or (3) subject to the provisions of Paragraph 12(a), refuse to consent to Tenant's assignment or sublease of that space and to continue this Lease in effect. If Landlord does not notify Tenant of Landlord's election within the 30-day period, Landlord is deemed to elect option (3).

      (e) "Profits" means all minimum rent, additional rent, and other consideration payable by the sublessee or assignee to Tenant (including any up front cash payments and any payment in excess of fair market value for services rendered by Tenant to such sublessee or assignee in connection with the sublease or assignment), after deducting therefrom Tenant's reasonable out-of-pocket costs and expenses in making such assignment or sublease (reasonably substantiated to Landlord), including vacancy cost (on completely vacated space), reasonable attorneys' fees, any tenant improvements allowance granted to the assignee or subtenant, the unamortized costs of any tenant improvements to the Premises paid by Tenant (over the Work Allowance), and all fair market brokerage commissions and fees, less the Rent payable by Tenant under this Lease for the portion of the Premises subject to the assignment or sublease.

      (f) Notwithstanding anything to the contrary contained in this Lease, Landlord's consent shall not be required to any assignment and/or subletting (i) to any parent, affiliate or wholly-owned subsidiary of Tenant, or person or entity that, directly or indirectly controls, is under common control with or is controlled by Tenant, or (ii) to any corporation or other entity which succeeds to all or substantially all of the assets and business of Tenant.

13.   Repair and Maintenance by Tenant.

      (a) Tenant shall keep the Premises and all fixtures installed by or on behalf of Tenant in good and tenantable condition, ordinary wear and tear, damage by fire, casualty, condemnation and defects excepted (which defects Landlord is required to repair pursuant to Paragraph M of Exhibit C).


OFFICE LEASE                                                             Page 16

      Landlord represents and warrants to Tenant that all items which Tenant is required to maintain and repair under this Lease shall be in good working condition as of the Commencement Date. The provisions of this Section 13(a) shall not be construed to obligate Tenant to keep, maintain or repair the Premises in better condition than existed on the Commencement Date of this Lease. Notwithstanding anything in the Lease to the contrary, Tenant shall have no obligation to repair or replace any major component of the Premises (including, without limitation, heating and air conditioning compressors and condensers), any damage or condition due to or caused by reasonable wear and tear, depreciation and obsolescence, or damage caused by fire, tornado or other casualty or by any condemning authority, the negligence or intentional acts or omissions of Landlord, or Landlord's failure to make repairs required of it hereunder, or defective design or construction. In such case, Landlord shall proceed with due diligence to make such repairs or replacements, at its sole cost and expense, and the Lease shall continue in full force and effect. Tenant shall promptly make all necessary non-structural repairs and replacements thereto except those caused by fire or other casualty covered by Landlord's insurance on the Project all at Tenant's expense, under the supervision and with the approval of Landlord. All repairs and replacements must be equal in quality and class to the original work. Without diminishing this obligation of Tenant, if Tenant fails to make any repairs and replacements within 5 days after the occurrence of the damage or injury (provided, that, in the event such failure cannot reasonably be cured by Tenant within such five (5) day period, Tenant shall have an additional period of time as is reasonable under the circumstances for Tenant to cure said default provided that Tenant has commenced the cure and at all times diligently pursues said cure), Landlord may at its option make the repairs and replacements and Tenant shall pay Landlord within thirty (30) days after Landlord's written demand as additional Rent the actual costs incurred by Landlord, plus the prime rate per annum interest from the date which is twenty (20) days after the date of payment by Landlord.

      (b) Tenant shall pay the cost of repairs and replacements due to damage or injury to the Project or any part thereof caused by any Tenant Party, ordinary wear and tear, damage by fire, casualty, condemnation and defects excepted. This amount is payable by Tenant to Landlord within thirty (30) days after Landlord's written demand as additional Rent plus the prime rate per annum interest from date which is twenty (20) days after the date of payment by Landlord. If Tenant requests Landlord to perform any maintenance or repairs to the Premises, over and above the services required to be performed by Landlord pursuant to Paragraph 7, Tenant shall pay the actual cost thereof, plus an administrative fee equal to 5% of the actual cost thereof, to Landlord as additional Rent within thirty (30) days after written demand.

      (c) Landlord shall, at Landlord's sole cost and expense, make all necessary repairs, maintenance and replacements to the Project, the Premises (except as expressly set forth in Section 13(a) and (b) above), the Building and the Common Areas, including the exterior walls, roof, glass, doors, exterior doors, windows, corridors, foundation, floor slabs, load-bearing columns, other structural components, the mechanical and electrical systems and equipment (pipes, fixtures, electrical wiring, breakers and switches), bathrooms, exterior lighting, landscaping and other common areas of the Building as may be necessary to keep such items in good working order, condition and repair and in serviceable condition consistent with Comparable Buildings, and Landlord shall keep the Building in a clean and neat condition and shall keep all equipment used in common with other tenants, such as elevators, plumbing, heating, air-conditioning and similar equipment, in good condition and repair consistent with Comparable Buildings.

14.   Alterations and Additions by Tenant.

      (a) Tenant may not make or permit any structural or material non-structural alterations, improvements, or additions in or to the Premises or the Project without Landlord's prior consent. Except as otherwise provided to the contrary in this Paragraph 14, all alterations, additions, and improvements made to, or fixtures or other improvements placed in or upon, the Premises, whether temporary or permanent in character, by either party (except only movable office furniture and equipment not attached to the Building) are a part of the Project and are the property of Landlord when they are placed in the Premises without compensation to Tenant. Notwithstanding the foregoing, Tenant may install


OFFICE LEASE                                                             Page 17
      trade fixtures, shelving and partitions without Landlord's consent and Tenant may make alterations and improvements to the interior of the Premises without Landlord's prior written consent (as long as Tenant acts in accordance with all other provisions of this Paragraph 14) under the following circumstances :

           (1) At least fifteen (15) days before construction is begun, Tenant gives Landlord written notice of the nature and extent of the intended alterations and improvements, specifying the contractor that Tenant intends to use;

           (2) The proposed alterations and improvements do not affect the exterior appearance or structure of the Building or those portions of the Building systems that are located outside the Premises;

           (3) The proposed alterations and improvements could not result in Landlord's being required to perform any work (including, but not limited to, work resulting from ADA and TABA (defined below) requirements);

           (4) The proposed alterations and improvements do not involve the installation of stairways, vaults, or other equipment or improvements that would cost more to remove than ordinary improvements for general office use; and

           (6) The particular alterations and improvements, (together with all other alterations and improvements made within twelve (12) months of the particular alterations and improvements), does not cost more than $100,000 in the aggregate.

           At the time of Landlord's consent to an alteration or improvement, Landlord must notify Tenant which alterations or improvements are required to be removed by Tenant upon termination of the Lease and Tenant shall have no obligation to remove any other alteration or improvement made by Tenant to the Premises. Notwithstanding the foregoing, all of Tenant's trade fixtures, shelving and partitions, along with Tenant's equipment, shall remain the property of Tenant during the term of the Lease, any renewals thereof and upon the expiration or termination of the Lease.

      (b) All alterations and improvements made by Tenant must comply with all Applicable Laws (defined below), including without limitation, all applicable environmental laws and the Americans With Disabilities Act of 1990 ("ADA") and the Texas Architectural Barriers Act ("TABA"). If Tenant's use of the Premises causes Landlord to make any alterations or improvements to the Project to comply with the provisions of ADA, Tenant shall reimburse Landlord for the cost of the alterations or improvements, within thirty (30) days after Landlord's written demand, as additional Rent. Neither Landlord's approval of Tenant's plans and specifications for the alterations or improvements nor Landlord's acceptance of Tenant's as-built plans is a confirmation or agreement by Landlord that the improvements and alterations comply with Applicable Laws.

      (c) Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord be entitled to receive or charge a construction management or construction supervision fee or any other fee in connection with such alterations, additions or improvements.


OFFICE LEASE                                                             Page 18

      (d) The provisions of this Paragraph 14 do not apply to the Tenant Finish Work contemplated by Exhibit C.

15.   Use and Occupancy.

      The Premises may be used and occupied by Tenant only for the uses set forth on page 1 of this Lease. Tenant shall use and maintain the Premises in a clean, careful, safe, and proper manner and shall comply with all laws, ordinances, orders, rules, and regulations (Applicable Laws) of all governmental bodies (state, federal, and municipal) applicable to or having jurisdiction over the use of the Premises and the Rules and Regulations attached hereto and incorporated herein for all purposes. Tenant shall initially occupy the Premises within a reasonable time after the Commencement Date. Notwithstanding any provision contained herein to the contrary, neither Tenant nor anyone on behalf of Tenant has made or makes any representation, warranty or covenant, either express or implied, to operate Tenant's business in the Premises (except for Tenant's obligation to initially occupy the Premises) and Tenant shall not be obligated to operate or conduct Tenant's business or maintain any physical presence in the Premises (except for Tenant's obligation to initially occupy the Premises). Tenant shall also be permitted to have microwave cooking and vending machines on the Premises. Provided that Tenant occupies at least 50% of the Building, Landlord shall not, without the prior written approval of Tenant, directly or indirectly lease or permit the use of any space on, around, or in the Building or the Project (including the roof) to another oil and gas company during the term of this Lease and any renewals or extensions thereof, nor allow any signage to any such company.

16.   Parking.

      (a) During the initial Lease Term and any renewals or extensions thereof, Landlord shall provide, at no additional charge to Tenant, unreserved parking spaces at a ratio of approximately 1 space for each 250 Rentable Square Feet leased in the Building (some of the unreserved parking spaces will be comprised of covered parking spaces which will be provided at a ratio of approximately 1 covered parking space for each 333 Rentable Square Feet leased in the Building (and 50 of such covered parking spaces may be reserved for Tenant) (collectively, the "Parking Allocation"); provided, however, to the extent other spaces in the parking lot (over and above the Parking Allocation) are not being used, Tenant shall have the right to use any unused spaces until such additional spaces are required by Landlord for new tenants of the Project. Tenant may use all or any portion of the Parking Allocation. Tenant acknowledges and agrees that, subject to Tenant's rights under this Paragraph 16(a) to parking spaces in accordance with the ratios set forth above, Landlord may provide up to 50 covered reserved parking spaces to other tenants in the Building. Landlord's reserved covered parking spaces (for other tenants) and Tenant's reserved covered parking spaces shall be at locations to be mutually agreed upon by Landlord and Tenant. Upon written request by Landlord, Tenant must deliver to Landlord a list of the automobile license numbers of Tenant's employees who will be using such Parking.

      (b) Tenant is not assigned designated parking spaces, but is permitted to use (subject to the limitations set forth in (a) above), whatever unreserved stalls are available, on a first-come, first-served basis in areas of the parking garage designated from time to time by Landlord.

      (c) All Tenant Parties must comply with all traffic, security, safety, and other rules and regulations promulgated from time to time with respect to the parking area. Landlord shall keep the parking areas in a neat, clean and orderly condition, lighted and landscaped, and repair any damage to the facilities thereof and replace same when necessary.


OFFICE LEASE                                                             Page 19

17.   Signage.

      Tenant  shall  have the  right to  install,  at  Landlord's  sole cost and expense ( to the extent included in the Work Allowance (as defined in Exhibit C)), a nonilluminated sign that identifies only Tenant on the monument sign located on Tennyson Parkway by the Building at a location specified by Landlord. The design and specifications of such signage shall be set forth in the Construction Documents for the Tenant Finish Work. Tenant shall also have the right to use its logo on signage in the reception area of the Premises at Tenant's expense, which signage shall remain the property of Tenant at the end of the term of this Lease. Landlord covenants and agrees that it will not, at any time during the term of this Lease, install, erect, maintain or permit any electric or other signs, projections or any obstructions of any kind in front of the Building that shall interfere with the unobstructed view of Tenant's signage. Landlord represents that it has no knowledge of any governmental restrictions or other agreements which would prevent Tenant from installing its signage (except as may be required by Legacy Park). Landlord agrees to use its best efforts to assist Tenant in obtaining all governmental approvals necessary to install Tenant's signage. Landlord shall not place any signage on the Building or the parking structure or grant to any other tenants in the Building any such signage rights without the prior written consent of Tenant. Tenant's right to signage are subject to the following:

      (a) The installation of the sign must comply with all Applicable Laws and private restrictive covenants (including those imposed by Legacy
           Park) (collectively, the Applicable Sign Requirements). Tenant acknowledges that Landlord's approval of the sign does not imply that the sign complies with the Applicable Sign Requirements.

      (b) Tenant's rights under this Paragraph terminate automatically if the Leased Premises are reduced to less than 1 full floor in the Building.

      (c) Tenant shall maintain its sign in good condition and repair at all times, ordinary wear and tear, damage by casualty or condemnation and defects excepted.

18. Mechanics' Liens. Tenant may not cause or permit any mechanic's or materialman's lien to be placed upon Landlord's interest in the Project or the Premises or any part thereof by any contractor, subcontractor, laborer, or materialman performing any labor or furnishing any materials to Tenant for any improvement alteration, or repair of or to the Premises, the Project or any part thereof. If any lien is filed on Landlord's interest or Tenant's interest in the Premises, Tenant shall cause the same to be discharged within 30 days after filing, unless caused by the negligence or willful misconduct of Landlord or Landlord's Parties. However, nothing herein contained shall prevent Tenant from contesting, in good faith, and at its own expense, any such lien or claim of lien. If Tenant does not discharge the lien within the 30-day period (and Tenant is not contesting such claim in good faith during such period in accordance with this Paragraph 18), then, in addition to any other right or remedy of Landlord, Landlord may, but is not obligated to, discharge the lien by paying the amount claimed to be due or by procuring the discharge of the lien by deposit in court or bonding. Any amount paid by Landlord relating to any lien not caused by Landlord, and all reasonable legal and other expenses of Landlord, including reasonable attorneys' fees, in defending any action or in procuring the discharge of any lien, is payable by Tenant to Landlord within thirty (30) days after Landlord's written demand as additional Rent.

19.   Limitations on Liability of Landlord; Waiver.

      (a) To the fullest extent permitted by law, and except as provided in Paragraphs 3(g), 3 (h), 3(j), 8, 13(c), 20, 32(e) and Exhibit C,
           Tenant, on its behalf and on behalf of all Tenant Parties, waives all claims (in law, equity, or otherwise) against Landlord and Landlord's


OFFICE LEASE                                                             Page 20
           officers, directors, shareholders, partners, trustees, members, agents, employees, property manager and independent contractors (singularly, a Landlord Party and collectively, Landlord Parties) arising out of, knowingly and voluntarily assumes the risk of, and agrees that Landlord Parties are not liable to any Tenant Parties for any of the following:

           (1) any injury or damage to person or property (including the resulting loss of use, economic losses and consequential or resulting damages of any kind from any cause) due to the condition or design of, or any defect in, the Premises or Project that exists now or occurs in the future, except for Landlord's negligence or willful misconduct;

           (2) any injury or damage to person or property (including the resulting loss of use, economic losses and consequential or resulting damages of any kind from any cause) due to the Premises or Project or related improvements or appurtenances being out of repair, or defects in or failure of pipes or wiring, or backing up of drains, or the bursting or leaking of pipes, faucets, and plumbing fixtures, or gas, water, steam, electricity, or oil leaking, escaping, or flowing into the Premises, unless caused by Landlord's wilful misconduct or negligence;

           (3) any loss or damage caused by the acts or omissions of other tenants in the Project or of any other persons, excepting only the willful misconduct or negligence of duly authorized employees and agents of Landlord; or

           (4) any loss or damage to property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, insurrection, war, court order, requisition, order of governmental authority, and any other cause beyond the control of Landlord Parties.

      (b) Notwithstanding the foregoing or anything else to the contrary contained in this Lease, the liability of Landlord to any Tenant Party for any default or indemnity by Landlord under this Lease is limited to the interest of Landlord in the Project and the rental income stream derived therefrom. No Landlord Party has any personal liability for any amounts payable or obligations performable by Landlord under this Lease. Notwithstanding anything contained to the contrary in this Lease, Landlord shall not be exculpated for fraud or the intentional misappropriation of any monetary amounts arising out of this Lease and the non-recourse provision contained herein shall not limit or deny any remedies that Tenant may have hereunder which do not involve personal liability.

      (c) The provisions of this Paragraph 19 shall survive the expiration or earlier termination of this Lease.

20.   Indemnification.

      (a) Tenant shall indemnify, defend, and hold all Landlord Parties (other than invitees) harmless from:

                  (1) all fines, suits, losses, costs, liabilities, claims, demands, actions, and judgments of every kind and character due to any breach by Tenant under this Lease; and


OFFICE LEASE                                                             Page 21

                  (2) all claims, demands, actions, damages, losses, costs, liabilities, expenses, and judgments suffered by, recovered from, or asserted against Landlord due to injury or damage to person or property to the extent that the damage or injury is caused by the negligence or intentional act of Tenant or any Tenant Party (Tenant's Acts) (except to the extent caused by Landlord's negligence or wilful misconduct), or when the injury or damage is the result, proximate or remote, of the violation by Tenant or any Tenant Party of any law, ordinance, or governmental order of any kind.

           If any Landlord Party (other than invitees) is made a party to any litigation for which Tenant is required to indemnify the Landlord Party (other than invitees) under this Lease, then Tenant shall pay all reasonable costs and expenses, including attorneys' fees and court costs, incurred by or imposed upon the Landlord Party (other than invitees) by virtue of the litigation. The amount of all costs and expenses, including attorney's fees and court costs, is payable by Tenant to Landlord as Rent within 30 days after Tenant's receipt of an itemized statement of the costs and expenses incurred by Landlord.

      (b) Landlord shall indemnify, defend, and hold all Tenant Parties (other than invitees) harmless from:

           (1) all fines, suits, losses, costs, liabilities, claims, demands, actions, and judgments of every kind and character due to any breach by Landlord under this Lease; and

           (2)    all  claims,  demands,   actions,   damages,   losses,  costs,
                  liabilities, expenses, and judgments suffered by, recovered from, or asserted against any Tenant Party (other than contractors and invitees) due to injury or damage to person or property to the extent that the damage or injury is caused by the negligence or intentional act of Landlord or a Landlord Party (except to the extent caused by Tenant's Acts), or when the injury or damage is the result, proximate or remote, of the violation by Landlord or any Landlord Party of any law, ordinance, or governmental order of any kind.

           If any Tenant Party (other than contractors and invitees) is made a party to any litigation for which Landlord is required to indemnify the Tenant Party (other than contractors and invitees) under this Lease, then Landlord shall pay all reasonable costs and expenses, including attorneys' fees and court costs, incurred by or imposed upon the Tenant Party (other than contractors and invitees) by virtue of the litigation within 30 days after receipt of an itemized statement of the costs and expenses from Tenant.

      (c) The party seeking indemnification ("Indemnitee") shall give the indemnifying party ("Indemnitor") written notification of any claim covered by Indemnitor's indemnification within sixty (60) days after Indemnitee becomes aware of such claim. Indemnitee shall promptly furnish Indemnitor, upon written request, any and all information available to Indemnitee which is necessary for Indemnitor to comply with Indemnitor's obligations hereunder. Indemnitee shall fully and promptly cooperate with Indemnitor in Indemnitor's defense against any such claim and Indemnitee shall not compromise or settle any claim without Indemnitor's prior written consent. Any such compromise or settlement of such claim by Indemnitee without Indemnitor's prior written consent shall be conclusively deemed to be a waiver by Indemnitee of any responsibility of Indemnitor to Indemnitee in connection with such claim. Notwithstanding the foregoing, if Indemnitee requests the indemnity in writing from Indemnitor and either (1) Indemnitee receives no response from Indemnitor within fifteen (15) days after Indemnitee's written request for indemnity or
           (2) Indemnitor denies liability (in writing) and does not defend Indemnitee as provided herein, Indemnitee may conduct its defense and compromise or settle the subject claim without any waiver of Indemnitee's claim against Indemnitor for indemnity.

OFFICE LEASE                                                             Page 22

      (d) The provisions of this Paragraph 20 survive the expiration or earlier termination of this Lease.

21.   Tenant's Insurance.

      (a) Tenant shall, at its expense, maintain at all times during the Lease Term (and prior to the Lease Term with respect to activities of Tenant under the Lease at the Project) insurance as set forth below:

           (1) Commercial General Liability Insurance (1986 ISO Form or its equivalent) written on an "occurrence" basis with respect to the business carried on, in or from the Premises and Tenant's use and occupancy of the Premises (including a contractual liability) in an amount not less than $1,000,000 per occurrence and $2,000,000 general aggregate per location for bodily injury and property damages (or with increased limits as may be required from time to time by Landlord by giving notice to Tenant) and with a $25,000 deductible;

           (2) Statutory Workers' Compensation Insurance in compliance with the Worker's Compensation Laws of the state in which the Premises is located and including at least 500/500/500 Employers Liability Insurance.

           (3) Excess/Umbrella Liability Insurance, applying on at least a "following form" basis, with a minimum limit of $3,000,000 each Occurrence and Aggregate, where applicable; and

           (4) "ISO Special Form" Property Insurance, including but not limited to, coverage for:

                  (A) All office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property in, on, at, or about the Premises and the Building, including property installed by, for, or at the expense of Tenant (excluding Tenant Finish Work);

                  (B) Except for Tenant Finish Work, all other improvements, betterments, alterations, and additions to the Premises.

                  Tenant's Property Insurance must also fulfill the following requirements:

                  (AA) It must be written on the equivalent of an ISO "Special Form" Property Insurance Form or an equivalent form acceptable to Landlord;

                  (BB) It must include an agreed amount endorsement for not less than one-hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

                  (CC) It must have a deductible no greater than $10,000 for each loss.

           It is the parties' intent that Tenant structure its property insurance program so that no coinsurance penalty is imposed and there are no valuation disputes with any insurer or with Landlord. The property insurance coverage must include vandalism and malicious mischief coverage.


OFFICE LEASE                                                             Page 23

      (b) Tenant's policies must be written by an insurance company or companies with a current A.M. Best's rating of A- IX or better and be admitted to do business in the State of Texas. Landlord and Landlord's property management company must be named as additional insureds without restriction under the liability and umbrella policies. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days prior to cancellation, non-renewal, or material reduction of the coverage.

      (c) Tenant shall deliver copies of duly executed certificates of insurance to Landlord prior to occupying any part of the Premises, and on an annual basis thereafter. If Tenant fails to comply with these insurance requirements (after notice to Tenant and 5 business days to cure such failure) , Landlord may obtain the required insurance and Tenant shall pay to Landlord within thirty (30) days after Landlord's written demand as additional Rent the premium cost thereof plus interest at the Interest Rate from the date of payment by Landlord until paid by Tenant.

      (d) Provided that Guarantor has and continues to have a net worth in excess of One Hundred Million Dollars ($100,000,000) as evidenced by audited financial statements, Tenant shall have the right to satisfy the property insurance requirements of Tenant set forth in this Paragraph 21 in the form of a reasonably acceptable "self-insurance" program. Such program must be consistent with reasonably prudent and sound business practices. This Paragraph 21(d)shall in no way limit or diminish the rights that Landlord would have had as an additional insured under any insurance policy, or the rights it would have had under any other provision of this Lease to receive from Tenant an amount equal to all or any portion of any insurance policy proceeds that would have been payable to Landlord or Tenant, under any required policy of insurance which was not maintained by Tenant as a result of such self-insurance program. Furthermore, this Paragraph 21(d) shall in no way limit or diminish the waiver of subrogation rights and obligations provided in Paragraph 28, nor the rights that Landlord's insurance carriers would have had under "other insurance" or similar clauses in Landlord's insurance policies if Tenant had not satisfied its insurance requirements with said self- insurance program.

22.   Landlord's Insurance.

      Landlord shall carry, or cause to be carried: (A) public liability insurance with limits of liability of not less than $1,000,000.00 for personal injury or death arising out of any one occurrence; and (B) insurance for fire, extended coverage, vandalism and malicious mischief, insuring the Project, including the Building, the Common Areas and the Premises (including Tenant Finish Work) and all appurtenances thereto in an amount equal to the full replacement cost of the Building, the Premises (including the Tenant Finish Work) and Common Areas, excluding Tenant's merchandise, trade fixtures, furnishings, equipment, personal property, and any alterations or additions made by Tenant. All policies of insurance to be procured by Landlord shall be issued by insurance companies licensed to do business in Texas with such insurers maintaining at least an "A" rating from the A.M. Best and Company. Tenant has no interest in any insurance policies carried by Landlord. Landlord shall deliver copies of duly executed certificates of insurance to Tenant prior to Tenant occupying any part of the Premises, and on an annual basis thereafter. In addition, Landlord shall obtain a written obligation on the part of each insurance company to notify Tenant at least 30 days prior to cancellation, non-renewal, or material reduction of the coverage Landlord is required to maintain under this Paragraph 22. Landlord shall also maintain during the term of this Lease and any extensions thereof all of the following insurance, and any other insurance in such amounts and with such limits, consistent with landlords of Comparable Buildings: (i) products liability insurance; (ii) boiler and machinery insurance; (iii) plate-glass insurance; and (iv) rental loss and/or business interruption insurance, with respect to the Building, the Common Areas and the Premises.


OFFICE LEASE                                                             Page 24

23.   Rights Reserved by Landlord.

      Except as otherwise provided to the contrary in this Lease, Landlord reserves the following rights, exercisable upon reasonable notice to Tenant but without liability except as otherwise provided to the contrary in this Lease, for damage or injury to property, persons, or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of Rent so long as such changes do not materially adversely affect Tenant's beneficial use of, business in or access to the Premises, the Building, the Common Areas and/or the Project and do not reduce the Parking Allocation:

      (a) To reasonably change the Building's or the Project's name or street address.

      (b) To reasonably install, affix, and maintain any signs on the exterior and interior of the Project.

      (c) To reasonably designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators, and similar equipment and to control all internal lighting that is visible from the exterior of the Project.

      (d) To reasonably designate, restrict, and control all sources within the Project where Tenant may obtain ice, drinking water, towels, toilet supplies, catering, food and beverages, and like or other services on the Premises (excluding Tenant's lunchroom, kitchens, and coffee bars which are reserved for Tenant's exclusive use) and, in general, the exclusive right to designate, limit, restrict, and control any business and any service in or to the Project and its tenants.

      (e) To enter upon the Premises at reasonable hours to inspect, clean, or make repairs or alterations to the Premises (but without any obligation to do so, except as expressly specified in this Lease), to make repairs or alterations to any part of the Building or the Building systems, to show the Premises to prospective lenders, purchasers, and, during the last 9 months of the Lease Term, to show the Premises to prospective tenants at reasonable hours and after reasonable notice to Tenant and, if the Premises are vacant, to prepare them for re-occupancy; provided that Landlord uses commercially reasonable efforts to avoid unreasonable interference with Tenant's use of the Premises and only when accompanied by a representative of Tenant (except in the case of an emergency).

      (f)To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Except as otherwise provided to the contrary in this Lease, no locks may be changed or added without the prior consent of Landlord. Notwithstanding anything contained herein to the contrary, Tenant may install a lock on the door of storage rooms/vaults (shown on the Final Plans) at Tenant's sole cost and expense, and Tenant shall be under no obligation to provide to Landlord copies of such keys for the storage rooms/ vaults. Access to such storage rooms/vaults shall be provided to Landlord only when accompanied by Tenant.

      (g) To decorate and make repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project, and for those purposes to enter upon the Premises (in accordance with the limitations set forth above) and, during the continuance of the work, temporarily close doors, entryways, public space, and corridors in the Project to temporarily interrupt or temporarily suspend Project services and facilities, and subject to the limitations set forth herein, to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Project all without abatement or setoff of Rent or affecting any of Tenant's obligations under this Lease, so long as the Premises are reasonably accessible, except as otherwise provided to the contrary in this Lease.

OFFICE LEASE                                                             Page 25

      (h) To have and retain a paramount title to the Premises and the Project free and clear of any act of Tenant purporting to burden or encumber the Premises or the Project.

      (i) To reasonably grant to anyone the exclusive right to conduct any business or render any service in or to the Project, provided the exclusive right does not operate to exclude Tenant from the uses expressly permitted in this Lease.

      (j) To approve the weight, size, and location of safes and other heavy equipment and articles in and about the Premises and the Project and to require all those items and furniture and similar items to be moved into and out of the Project and the Premises only at times and in a manner specified by Landlord. Movements of Tenant's property into or out of the Project and within the Project are entirely at the risk and responsibility of Tenant. To require permits before allowing Tenant's property to be moved into or out of the Project.

      (k) To have access for Landlord and other tenants in the Project to any mail chutes or other depositories located on the Premises according to the rules of the United States Postal Service.

      (l) To take reasonable measures as Landlord deems advisable for the security of the Project and its occupants including, without limitation, the search of all persons entering or leaving the Project, the evacuation of the Project for cause, suspected cause, or for drill purposes, the temporary denial of access to the Project and the closing of the Project after Building Standard Hours, subject to Tenant's right to admittance when the Project is closed after Building Standard Hours under reasonable regulations Landlord may prescribe from time to time.

      (m) To transfer, assign, or convey, in whole or in part, the Project and Landlord's rights under this Lease. If Landlord transfers, assigns, or conveys its rights under this Lease, Landlord is released from any further obligations under this Lease arising after such transfer and Tenant shall look solely to the successor in interest of Landlord for performance of the obligations of "Landlord" under this Lease; provided, however, that the transferee expressly assumes Landlord's obligations under this Lease and Tenant receives written notification of such transfer and the name and address of the transferee.

      (n) Notwithstanding the provisions of Subparagraph (g) above, Landlord shall not intentionally, without Tenant's prior written approval, materially diminish access, ingress or egress to the Premises, materially diminish the amount of available parking or the proximity of such parking to the Premises, or diminish the visibility of the Premises from any public street adjacent to the Premises in any material manner which may negatively impact Tenant's business or its rights to the quiet use and possession of the Premises.

24.   INTENTIONALLY DELETED.

25.   Fire or Other Casualty.

      (a) If the Premises or any part thereof are damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord. If the Project, the Building, the Common Areas or the Premises is so damaged by fire or other casualty that substantial alteration or reconstruction of the Project, the Common Area, the Building or the Premises is required or if any mortgagee under a mortgage or deed of trust covering the Project requires that the insurance proceeds payable as a result of the fire or other casualty be used to retire the mortgage debt Landlord may, at its option, terminate this Lease by giving Tenant notice of termination within

OFFICE LEASE                                                             Page 26

      45 days after the date of the damage. If Landlord terminates this Lease under this Paragraph, the Rent and all other sums due under this Lease abates as of the date of the damage.

      (b) If Landlord does not elect to terminate this Lease, Landlord shall within 45 days after the date of the damage notify Tenant of the estimated time to repair the damage. If (1) the damages are not caused by the negligence or willful misconduct of any Tenant Party, (2) Landlord's estimate of the time needed to repair and restore the Project exceeds 180 days from the date Landlord gives Tenant notice of the estimate of time to repair, and (3) 25% or more of the Leased Premises are untenantable, Tenant may terminate this Lease by giving notice of termination to Landlord within 15 days after Tenant's receipt of Landlord's notice specifying Landlord's time estimate for the repairs.

      (c) If Landlord or Tenant do not elect to terminate this Lease, Landlord shall within 60 days of the date of the damage commence to repair and restore the Project, the Building, the Common Areas and the Premises
      (including   the  Tenant   Finish  Work)  (except  that  Landlord  is  not
      responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the casualty and complete such repairs within 90 days of the date Landlord commences such repairs if the casualty affects less than fifty percent (50%) of the Premises, Project, Building or Common Areas of the Project or within 200 days of the date Landlord commences such repairs if the casualty affects more than fifty percent (50%) of the Premises, Project, Building or Common Areas of the Project. Landlord is not required to rebuild, repair, or replace any part of Tenant's furniture or furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease. Except as otherwise provided to the contrary in this Lease, Landlord is not liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from casualty damage or the repairs; provided, during the time and to the extent the Premises are unfit for occupancy, Landlord shall abate Rent for the unused portions of the Premises from the date of the damage until substantially restored by Landlord.

      (b) If the damages are caused by the negligence or willful misconduct of any Tenant Party, Rent does not abate, unless such loss of rent is covered by Landlord's rent interruption insurance. Any insurance carried by Landlord or Tenant against loss or damage to the Project or to the Premises is for the sole benefit of the party carrying the insurance and under its sole control.

26.   Condemnation.

      (a) If all or substantially all of the Project or the Building, the Common Areas or the Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain or is sold to the condemning authority in lieu of condemnation, Landlord shall immediately provide Tenant written notice of any proposed taking, and this Lease terminates as of the date when physical possession of the portion of the Project, the Building, the Common Areas or the Premises is taken by the condemning authority. If less than all or substantially all of the Project, the Building, the Common Areas or the Premises is taken or sold, Landlord may terminate this Lease by giving notice to Tenant within 30 days after the right of election accrues, in which event this Lease terminates as of the date when physical possession of the portion of the Project, the Building, the Common Areas or the Premises is taken by the condemning authority.

      (b) If any taking reduces the size of the Premises or the number of parking spaces available to Tenant by more than 25%, Tenant may terminate this Lease effective as of the date of the taking by giving notice of termination to Landlord within 30 days after the date of the taking.

      (c) If this Lease is not terminated upon any taking or sale of less than all or substantially all of the Project, the Building, the Common Areas or the Premises:

OFFICE LEASE                                                             Page 27

           (i) the Rent reduces by an amount representing that part of the Rent properly allocable to the portion taken or sold; and

           (ii) Landlord shall, at Landlord's sole expense, restore the Project, the Building, the Common Areas or the Premises (including the Tenant Finish Work) to substantially its former condition; provided Landlord's restoration obligation does not exceed the scope of the work done by Landlord in originally constructing the Project and installing tenant finish improvements in the Premises; and provided further Landlord is not required to spend for the work an amount in excess of the amount received by Landlord as compensation or damages (over and above amounts going to the mortgagee of the property taken) for the part of the Project so taken.

           (iii) Landlord is entitled to receive all of the compensation awarded upon a taking of any part or all of the Project including any award for the value of the unexpired Lease Term. Tenant is not entitled to and expressly waives all right to any compensation; provided, Tenant is entitled to make a claim for damages for the fair market value of Tenant's furniture, fixtures and other personal property and equipment, unamortized Tenant improvements that have been paid for by Tenant, loss of good will, interruption of or damage to Tenant's business and moving expenses.

27.   Taxes on Tenant's Property.

      Tenant shall pay, and indemnify, defend, and hold Landlord harmless against, all taxes levied or assessed against personal property, furniture, fixtures, or other improvements placed by or for Tenant in the Premises (other than the Tenant Finish Work) or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture, fixtures, or other improvements placed by or for Tenant in the Premises (other than the Tenant Finish Work) and Landlord elects to pay the increased taxes, Tenant shall pay to Landlord within thirty (30) days after Landlord's written demand as additional Rent that part of the taxes for which Tenant is liable under this Paragraph so long as evidence reasonably satisfactory to Tenant of such increase and the basis therefore is provided to Tenant within thirty (30) days of Landlord's receipt thereof.

28.   Waiver of Subrogation.

      Each party waives all claims that arise or may arise in its favor against the other party, or anyone claiming through, or under them, by way of subrogation, during the Lease Term or any extension, or renewal thereof, for all losses of, or damage to, any of its property (whether or not the loss or damage is caused by the fault or negligence of the other party or anyone for whom the other party is responsible), which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that the loss or damage is recovered under the insurance policies. These waivers are in addition to, and not in limitation of, any other waiver or release in this Lease with respect to any loss or damage to property of the parties. Since these mutual waivers preclude the assignment of any claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party shall immediately give each insurance company issuing to it policies of fire and extended coverage insurance written notice of the terms of these mutual waivers, and have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of these waivers.

OFFICE LEASE                                                             Page 28

29.   Surrender Upon Termination or Expiration; Holdover.

      (a) Upon the Expiration Date or any earlier termination of this Lease, Tenant shall: (1) surrender to Landlord possession of the Premises in good repair and condition, reasonable wear and tear and damages or destruction by any casualty, condemnation and defects excepted, and (2) deliver to Landlord all keys to the Premises and all parking access cards. If Tenant does not immediately surrender possession, Landlord may peaceably enter upon and take possession of the Premises and peaceably expel or remove Tenant and any other person who may be occupying the Premises, or any part thereof, without having any civil or criminal liability therefor.

      (b) If Tenant or any of its successors in interest continues to hold any part of the Premises for more than thirty (30) days after the termination of this Lease, the holding over is a tenancy from month-to-month at a monthly rental equal to 150% of the monthly Minimum Rent payable at the time of termination, plus the payment of all other Rent payable under this Lease. While Tenant or its successor continues to hold the Premises after the termination of this Lease, the month-to-month tenancy is subject to all terms of this Lease; provided, all expansion rights, rights of first refusal, first notice, and first offer, and all extension rights automatically terminate.

      (c) No payments of money by Tenant to Landlord after the termination of this Lease reinstate, continue, or extend the Lease Term and no extension of this Lease after the termination or expiration thereof is valid unless it is reduced to writing and signed by Landlord and Tenant. Nothing in this Paragraph may be construed to give Tenant the right to hold over beyond the Expiration Date or any earlier termination of this Lease or preclude Landlord from having the right to dispossess or otherwise terminate Tenant's right of possession. Any month-to-month tenancy is terminable at any time upon 30 days written notice from Landlord.

30.   Tenant's Property.

      (a) All furniture, movable trade fixtures, and equipment installed by Tenant remains the property of Tenant and must be removed by Tenant at the termination of this Lease. Any removal of Tenant's property must be accomplished in a good and workmanlike manner so as not to damage the Premises or the Project. Tenant or Landlord at Tenant's expense, shall repair any damage to the Premises or the Project caused by any removal. All furniture, movable trade fixtures, and equipment installed by Tenant not removed within 30 days after termination of the Lease are conclusively presumed to be abandoned by Tenant.

      (b) Tenant shall not be required to remove any improvements installed by or on behalf of Landlord or Tenant in connection with the completion of the Tenant Finish Work (as defined in Exhibit C), any Additional Work, or otherwise.

31.   Events of Default.

      The following are events of default ("Events of Default") by Tenant under this Lease:

      (a) Tenant fails to pay any Rent when due and the failure continues for a period of 10 days after written notice thereof by Landlord to Tenant, but in no event shall Landlord be required to provide such notice to Tenant more than twice in any calendar year.


OFFICE LEASE                                                             Page 29

      (b) Tenant fails to comply with any of the terms of this Lease, other than the payment of Rent and does not cure the failure within 30 days after Landlord delivers notice of the failure to Tenant; provided, however, in the event such failure cannot reasonably be cured by Tenant within thirty
      (30) days after written notice from Landlord, Tenant shall have an additional period of time as is reasonable under the circumstances for Tenant to cure said default provided that Tenant has commenced the cure and at all times diligently pursues said cure.

      (c) Tenant or Guarantor becomes insolvent, makes a transfer in fraud of creditors, commits any act of bankruptcy, makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due.

      (d) Tenant or Guarantor files a petition under any section or chapter of the Bankruptcy Code of the United States, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant or Guarantor is adjudged bankrupt or insolvent in proceedings filed against Tenant or Guarantor, or a petition or answer proposing the adjudication of Tenant or Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law is filed in any court, and the petition or answer is not discharged or denied within 120 days after filing.

      (e) A receiver or trustee is appointed for all or substantially all of the assets of Tenant or Guarantor of the Premises or of any of Tenant's property located therein in any proceeding brought by Tenant or Guarantor, or any receiver or trustee is appointed in any proceeding brought against Tenant or Guarantor and is not discharged within 60 days after appointment or Tenant or Guarantor shall consent to or acquiesce in the appointment.

      (f) Tenant, if a natural person, dies or becomes incapacitated or, if Tenant is not a natural person, Tenant is dissolved or ceases to exist.

      (g) Tenant's leasehold estate is taken on execution or other process of law in any action against Tenant.

32.   Remedies.

      If an Event of Default occurs, Landlord may then or any time thereafter while the Event of Default continues pursue any one or more of the following remedies:

      (a) Terminate this Lease by giving ten (10) days' written notice to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, without prejudice to any other remedy, take possession of the Premises and peaceably expel or remove Tenant and any other person occupying the Premises, or any part thereof, without being liable for prosecution or any claim of damages. Tenant shall pay to Landlord within thirty (30) days after Landlord's written demand as additional Rent the amount of all loss and damage Landlord suffers by reason of the termination, whether through inability to re-let the Premises on satisfactory terms or otherwise, equal to the sum of (x) all Rent accrued hereunder through the date of termination, and (y) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at a per annum rate equal to the discount rate of the Federal Reserve Bank of Dallas plus one percent (1%) minus the then present value of the Premises for such period, similarly discounted. Landlord has no duty to re-let the Premises. In addition to the foregoing, Landlord's damages specifically include, but are not limited to: (1) all reasonable expenses necessary to re-let the Premises including the cost of repairing the Premises, advertisements, brokerage fees and the unamortized portion of the Work Allowance ; and (2) any increase in insurance premiums caused by the vacancy of the Premises, so long as written evidence


OFFICE LEASE                                                             Page 30
      reasonably satisfactory to Tenant of such increased cost and the basis therefor is provided to Tenant within thirty (30) days of Tenant's request therefor. Nothing in this Lease limits Landlord's right to prove and obtain in bankruptcy or insolvency proceedings damages by reason of the termination of this Lease in an amount equal to the maximum allowed by any statute or rule of law in effect at the time when the damages are to be proved, whether or not the amount is greater, equal to, or less than the amount of the loss or damages referred to above. Landlord and Tenant agree that Landlord's termination of this Lease does not relieve Tenant from the consequences of an Event of Default. If Landlord's termination of this Lease terminates Tenant's liability for the Rent, Tenant agrees that Tenant is still liable for contractual damages as provided in this Paragraph (a).

      (b) Take possession of the Premises and peaceably remove Tenant or any other person occupying the Premises, or any part thereof, without having any civil or criminal liability and without terminating this Lease. Landlord may (but is under no obligation to) re-let the Premises or any part thereof for the account of Tenant and on conditions and for uses as Landlord in its sole discretion may determine. Landlord may collect and receive any rents payable by reason of any re-letting (including any rent paid which is in excess of Tenant's Rent). Tenant shall pay Landlord within thirty (30) days after Landlord's written demand as additional Rent either (1) all reasonable expenses necessary to re-let the Premises, which includes the cost of repairing the Premises, advertisements, and brokerage fees, all Rent accrued through the rental commencement date of a new tenant, as well as any deficiency that may arise by reason of the re-letting as and when the same became due and payable or (2) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at a per annum rate equal to the discount rate of the Federal Reserve Bank of Dallas plus one percent (1%) minus the then present value of the Premises for such period, similarly discounted. Landlord is not liable for any failure to re-let the Premises or any part thereof or for any failure to collect any Rent due upon any re-letting. No taking of possession of the Premises by Landlord is an election on Landlord's part to terminate this Lease unless a notice of termination is given to Tenant under subparagraph (a).

      (c) Peaceably enter upon the Premises without having any civil or criminal liability and do whatever Tenant is obligated to do under the terms of this Lease. Tenant shall reimburse Landlord within thirty (30) days after Landlord's written demand as additional Rent for any expenses Landlord incurs in performing Tenant's obligations under this Lease, together with interest at the maximum rate permitted by law from the date the expense is paid by Landlord until repaid by Tenant. Landlord is not liable for any damages resulting to Tenant from Landlord's actions or omissions in performing Tenant's obligations, whether caused by the negligence of Landlord or otherwise.

      (d) Landlord may, without further notice of any kind to Tenant, interrupt or cause the interruption of any utility service and elevators serving the Premises, remove, alter, or change any door, window, attic hatchway cover to the Premises, or any lock, latch, hinge, hinge pin, doorknob, or other mechanism connected to any door (including keys to the Premises and Building) window, or attic hatchway cover to the Premises and parking access cards, if any, and intentionally prevent Tenant from entering the Premises without resort to judicial process, so long as Landlord complies with all Applicable Laws. Landlord is under no obligation to restore any door, window, or attic hatchway cover or any lock, latch, hinge, hinge pin, doorknob, or other mechanism attached thereto or to deliver or make available to Tenant any key to any door, window, or attic hatchway cover until Tenant fully cures all Events of Default then existing under this Lease.

      No repossession of or re-entering all or any part of the Premises under subparagraphs (b), (c), or (d) above or otherwise and no re-letting of the Premises or any part thereof under subparagraph (b) relieves Tenant or Guarantor of any liabilities or obligations under this Lease, all of which survive repossession or re-entering by Landlord. If Landlord repossesses or re-enters all or any part of the Premises after an Event of Default,

OFFICE LEASE                                                             Page 31

      Tenant shall pay to Landlord the Rent required to be paid by Tenant as and when the same become due and payable under this Lease (except as otherwise provided in this Paragraph 32(a) and (b)). No right or remedy of Landlord under this Lease is intended to be exclusive of any other right or remedy. Each right and remedy of Landlord is cumulative and all other rights or remedies under this Lease or now or hereafter existing at law, in equity or by statute. In addition to other remedies provided in this Lease, Landlord, to the extent permitted by applicable law, may seek injunctive relief in case of the violation, or attempted or threatened violation, of any of the terms of this Lease, or to a decree compelling specific performance of the terms of this Lease. Notwithstanding anything to the contrary contained in this Lease, (i) Landlord shall not be entitled to use force in the exercise of any of its remedies hereunder and shall have an obligation to Tenant to mitigate Landlord's damages arising out of Tenant's default hereunder and (ii) in no event shall Landlord have the right to accelerate the expiration date of this Lease or all or any portion of the rental or other sums due under this Lease, except as expressly provided in Paragraphs 32(a) and (b).

      (e) In the event of any breach, default, or noncompliance hereunder by Landlord, Tenant shall, before exercising any right or remedy provided herein or by law, give Landlord and Landlord's lender (or lenders, as the case may be), for which tenant has been provided names and addresses, written notice of the claimed breach, default, or noncompliance. For the thirty (30) days following the giving of the notice(s) required by the foregoing portion of this Paragraph (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonably be rectified within thirty (30) days provided that Landlord has commenced the cure and at all times diligently pursues said cure) [except with respect to emergency repairs or maintenance which are, in Tenant's reasonable opinion, necessary for Tenant's occupancy of the Premises, which must be undertaken by Landlord within twenty-four (24) hours after the receipt of verbal notice, so long as such verbal notice is immediately followed by written notice to Landlord] (the "Cure Period"), Landlord and Landlord's lender have the right to cure the breach, default, or noncompliance involved.

      If, after the expiration of the Cure Period, Landlord or Landlord's lender has failed to cure the breach, default, or noncompliance which is the subject of Tenant's notice to Landlord and Landlord's lender under this Subparagraph (e), Tenant may, at its option, in addition to the remedies set forth in Paragraphs 8(a)- (c) above and any other remedies available at law or in equity, cure such breach, default, or noncompliance and deduct all sums reasonably expended by Tenant in effecting the cure from the Rent. If requested by Landlord, Tenant shall provide Landlord with evidence of the amounts expended by Tenant, including, copies of all contracts, receipts, paid vouchers and any other documentation (including, without limitation, "as-built" drawings, air/water balancing reports, permits and inspection certificates) in connection with Tenant's cure. If Tenant's cure will affect any Building systems, the Building's roof or structure, Tenant shall endeavor to use Landlord's contractors and engineers to effect Tenant's cure and shall, at a minimum, cooperate with Landlord's engineers to avoid compromising any of the Building systems. Tenant shall assign any warranties it receives in connection with Tenant's cure to Landlord after the completion of the cure.

33.   No Implied Waiver.

      The failure of Landlord or Tenant to insist at any time upon the strict performance of any of the terms of this Lease or to exercise any option, right, power, or remedy contained in this Lease is not a waiver of the right or remedy for the future. The waiver of any breach of this Lease or violation of the Rules and Regulations attached to this Lease does not prevent a subsequent act, which would have originally constituted a breach or violation, from having all the force and effect of an original breach or violation. Acceptance by Landlord of any Rent after the breach of any of the terms of this Lease or violation of any Rule or Regulation is not a waiver of the breach or violation, and no waiver by Landlord or Tenant of


OFFICE LEASE                                                             Page 32
      any of the terms of this Lease is effective unless expressed in writing and signed by Landlord or Tenant.

34.   Waiver by Tenant.

      Tenant waives and surrenders for itself and all persons or entities claiming by, through, and under it including creditors of all kinds: (A) any right and privilege which it or any of them has under any present or future constitution, statute, or rule of law to redeem the Premises or to have a continuance of this Lease for the Lease Term after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ or under the terms of this Lease, (B) the benefits of any present or future constitution, statute, or rule of law that exempts property from liability for debt or for distress for Rent, and (C) any provision of law relating to notice or delay in levy of execution in case of eviction of a tenant for nonpayment of Rent.

35.   INTENTIONALLY DELETED.

36.   Attorneys' Fees and Legal Expenses.

      If either party files litigation concerning the interpretation or enforcement of this Lease, the prevailing party is entitled to recover from the losing party the prevailing party's reasonable attorneys' fees, court costs, and expenses, whether at the trial or appellate level.

37.   Subordination.

      (a) Subject to the provisions of the SNDA (defined below), this Lease and all rights of Tenant under this Lease are subject and subordinate to any mortgage or deed of trust secured by a first lien against the Project, all increases, renewals, modifications, consolidations, replacements, and extensions of any first lien mortgage or deed of trust and all leases, restrictions, easements, and encumbrances recorded in the Real Property Records of Collin County, Texas, to the extent they validly affect the Project. Tenant shall, within thirty (30) days after Landlord's written demand at any time or times, execute, acknowledge, and deliver to Landlord, or to Landlord's first mortgagee, any instruments that may be necessary or proper to more effectively effect or evidence this subordination to any first mortgage or first deed of trust (subject to the provisions of the SNDA). Notwithstanding anything to the contrary contained in this Lease, as a condition to Tenant's obligations under this Lease, Landlord shall obtain appropriate non-disturbance agreements in favor of Tenant from Landlord's existing Lender in form and substance reasonably satisfactory to Tenant (the "SNDA"). Landlord shall obtain an SNDA from its future lenders.

      (b) If any first mortgage or first deed of trust against the Project is foreclosed, Tenant shall, upon request by the purchaser at the foreclosure sale attorn to the purchaser and recognize the purchaser as "Landlord" under this Lease and execute, acknowledge, and deliver to the purchaser an instrument in appropriate form acknowledging the attornment, subject to any SNDA.

      (c) Except as otherwise provided to the contrary in this Lease, Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, that may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of Tenant under this Lease if any foreclosure sale occurs. This Lease is not affected in any way whatsoever by any foreclosure sale unless the holder(s) of the indebtedness or other obligations secured by the mortgages or deeds of trust declare otherwise.

OFFICE LEASE                                                             Page 33

38.   Quiet Enjoyment.

      If Tenant pays the Rent when due and performs all other obligations of Tenant under this Lease, then Tenant may peaceably and quietly enjoy the Premises during the Lease Term without any disturbance from Landlord or from any other person claiming by, through, or under Landlord, but not otherwise, subject to the terms of this Lease, the deeds of trust, mortgages, ground leases, ordinances, leases, utility easements, and agreements to which this Lease is subordinate.

39.   Notice to Landlord.

      Subject to the provisions of Paragraph 8 and 32 (e), if any act or omission by Landlord occurs that would give Tenant the right to damages from Landlord or the right to terminate this Lease due to constructive or actual eviction from all or part of the Premises or otherwise, Tenant may not sue for damages or exercise any right to terminate until (A) it gives notice of the act or omission to Landlord and Landlord's first mortgagee, if any, so long as Tenant is provided with such Mortgagee's address prior to the date of such notice and (B) the period of time for remedying the act or omission provided to Landlord herein elapses following the giving of the notice, during which time Landlord, its agents, employees, and first mortgagee are entitled to enter the Premises and cure the act or omission. Subject to the provisions of Paragraphs 8 and 32(e), during the period after the giving of the notice and during the curing of the act or omission, the Rent payable by Tenant abates only to the extent that any part of the Premises is inaccessible or untenantable.

40.   Rules and Regulations.

      All Tenant Parties must comply with the Rules and Regulations (as reasonably changed from time to time as hereinafter provided) attached as Exhibit D. Except as otherwise provided to the contrary in this Lease, Landlord may at any time change the Rules and Regulations or promulgate other Rules and Regulations as Landlord deems advisable for the safety, care, cleanliness, or orderliness of the Project. No changes are effective until a copy of the changes is delivered to Tenant. Tenant is responsible for the compliance with the Rules and Regulations by all Tenant Parties. Landlord shall use reasonable efforts to enforce compliance by all other tenants with the Rules and Regulations from time to time in effect, but Landlord is not responsible to Tenant for failure of any person to comply with the Rules and Regulations.

41.   Estoppel Certificate.

      Tenant shall, from time to time upon not less than 15 days' prior notice by Landlord, execute, acknowledge, and deliver to Landlord an Estoppel Certificate in substantially the form attached as Exhibit F; provided, however, Tenant shall not be required to produce such Estoppel Certificate more than twice in any calendar year.

42.   Notices.

      All notices, requests, approvals, and other communications required or permitted to be delivered under this Lease must be in writing and are effective on the business day sent if delivered by telecopier or facsimile; or 3 days after being deposited in the United States mail, certified, return receipt requested, postage prepaid; or upon receipt if delivered personally, by reputable overnight courier or by any method other than by telecopier (with written confirmation) or mail, in each instance addressed to Landlord or Tenant, as the case may be, at the address specified in Paragraph 1 of this Lease, or to any other address either party may designate by 10 days' prior notice to the other party.

OFFICE LEASE                                                             Page 34

43.   Hazardous Materials.

      (a) Tenant may not cause (including through Tenant's selection of building materials for the Tenant Finish Work) the escape, disposal, or release in the Premises or the Project of any biologically active, chemically active, or hazardous substances or materials (collectively, "hazardous substances") in violation of Applicable Laws or bring, or cause any other Tenant Party to bring, any hazardous substances into the Premises or the Project in violation of Applicable Laws. The term hazardous substances includes, but is not limited to, those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Texas Water Code, the Texas Solid Waste Disposal Act and other applicable state or local environmental laws and the regulations adopted under those acts; provided, however, the term "hazardous substances" shall not include any materials or substances necessary, useful, or otherwise utilized by Tenant in connection with Tenant's business (as long as such materials or substances are for general office use and are not in reportable quantities) or any conditions, substances or materials existing in, on, under or about the Project, the Land, the Building and/or the Premises prior to the Commencement Date.

      (b) If any lender or governmental agency requires testing to ascertain whether or not a release of hazardous substances has occurred in or on the Premises or the Project based on probable cause that a release occurred and was caused by any Tenant Party and hazardous substances are in fact present and caused by a Tenant Party, then Tenant shall reimburse the reasonable costs of the testing to Landlord within thirty (30) days after Landlord's written demand as additional Rent. Tenant shall execute affidavits, representations, and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances in the Premises and the Project. Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous substances in or on the Premises or the Project in violation of Applicable Laws caused by any Tenant Party. Landlord shall indemnify Tenant in the manner elsewhere provided in this Lease from any release of hazardous substances in or on the Premises or the Project in violation of Applicable Laws caused by a Landlord Party. These covenants survive the expiration or earlier termination of this Lease.

      (c) Landlord represents and warrants to Tenant that, to Landlord's knowledge, the Project and all improvements therein will be constructed without the use of asbestos or any other hazardous substances known to be hazardous at the time of its installation, and, to the best of Landlord's knowledge, no hazardous substances currently affect the Project. Tenant shall be responsible for any costs incurred by Landlord or any other tenant as a result of Tenant's violation of this Paragraph 43. For purposes of this Paragraph 43, the term "Landlord's knowledge" means the present, actual knowledge of persons directly employed by Landlord or any of its Affiliates.

      Tenant acknowledges that Landlord may incur costs for complying with laws, codes, regulations or ordinances relating to hazardous substances which are not the responsibility of either Landlord or Tenant under this Lease, including the following: (a) hazardous substances present in the soil or ground water on the Project of which Landlord has no knowledge as of the date hereof; (b) a change in laws, codes, regulations or ordinances which relate to hazardous substances which make that hazardous substances which is present on the Project as of the date hereof, whether known or unknown to Landlord, a violation of such new laws, codes, regulations or ordinances; (c) hazardous substances that migrates, flows, percolates, diffuses or in any way moves onto or under the Project after the date hereof; (d) hazardous substances present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other tenants of the Project or their agents,


OFFICE LEASE                                                             Page 35
      employees, contractors or invitees, or by others. Tenant agrees that the costs incurred by Landlord for complying with laws, codes, regulations or ordinances relating to hazardous substances on the Project shall be an Operating Cost unless the cost of such compliance, as between Landlord and Tenant, is made the responsibility of Tenant pursuant to any other Paragraph under this Lease or such costs are the result of Landlord's actions or otherwise caused by Landlord or Landlord's breach of this Paragraph 43(c). To the extent any such Operating Costs relating to hazardous substances is subsequently recovered or reimbursed through insurance, or recovery from responsible third parties, or other action, Tenant shall be entitled to a proportionate reimbursement to the extent it has paid its share of such Operating Costs to which such recovery or reimbursement relates.

44.   Business Purpose.

      Tenant   represents  that  this  Lease  is  executed  by  Tenant  and  all obligations of Tenant arising out of this Lease are, primarily for business or commercial purposes and not for personal, family, or household purposes.

45.   Severability.

      Each of the terms of this Lease is, and must be construed to be, separate and independent. If any of the terms of this Lease or its application to any person or circumstances is to any extent invalid and unenforceable, the remainder of this Lease, or the application of that term to persons or circumstances other than those as to which it is invalid or unenforceable, are not affected thereby.

46.   No Merger.

      The fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in the leasehold estate as well as the fee estate in the Premises or any interest in the fee estate does not cause a merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises.

47.   Force Majeure.

      When this Lease prescribes a period of time for action to be taken by either Landlord or Tenant (except for monetary obligations) such party shall not be liable or responsible for, and there shall be excluded from the computation for the period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind that is beyond the control of such party, so long as such party is using all reasonable means to minimize or avoid such delays and the economic impact thereof.

48.   Brokerage.

      Landlord and Tenant each warrant that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Tenant's Broker and Landlord's Agent (collectively, "Brokers"). Landlord and Tenant shall each indemnify, defend, and hold the other harmless against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming by, through, or under such party with respect to this Lease or any renewal or extension or with respect to any expansion of the Premises. Any brokerage commissions payable to Brokers are payable by Landlord pursuant to the terms of separate agreements between Landlord and Brokers.

OFFICE LEASE                                                             Page 36

49.   Gender.

      Words of any gender used in this Lease include any other gender and words in the singular number include the plural, unless the context otherwise requires.

50.   Joint and Several Liability.

      If there is more than one Tenant or Landlord , the obligations imposed upon Tenant or Landlord under this Lease are joint and several.

51.   Representations.

      Except as otherwise provided to the contrary in this Lease, Landlord or Landlord's agents make no representations or promises with respect to the Premises or the Project except as expressly set forth in this Lease. No rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. In addition to any other representations, warranties and covenants of Landlord contained in the Lease, Landlord represents, warrants (as of the date hereof and the Commencement Date) and covenants to Tenant as follows:

                  (i) Subject to the provisions of Paragraph 64,  Landlord is or will be the owner of the Building, the Project and the Common Areas and the execution of the Lease by Landlord will not result in or create a default under any loan, lease, or to the best of Landlord's knowledge, any other agreement to which Landlord is a party;

                  (ii) Subject to the provisions of this Lease allocating responsibility for compliance with Applicable Laws, Landlord shall continue to operate and maintain the Building, the Project and the Common Areas in compliance with all Applicable Laws, during the term of the Lease and any renewals thereof;

                  (iii) Landlord shall not create or allow any nuisances to exist in the Building, the Project or the Common Areas, including, without limitation, any offensive odors into the Premises emanating from any restaurant, if any, now or hereafter located in the Building, the Project or the Common Areas, which unreasonably interfere with the conduct of Tenant's business in the Premises;

                  (iv) The Lease does not and shall not conflict  with any other leases in the Building or any rights granted to other tenants in the Building;

                  (v) The Lease, and the terms hereof, are binding upon Landlord;

                  (vi) Landlord is not in default under any mortgage, ground lease or deed of trust currently encumbering the Building, the Project or the Common Areas or any part thereof; and

                  (vii) Landlord shall not knowingly  permit,  or  intentionally suffer, anything to be or remain upon or about the Building, the Project or the Common Areas which will invalidate any policy of insurance which Landlord or Tenant may now or hereafter have upon the Building, the Project, the Common Area or the Premises.

OFFICE LEASE                                                             Page 37

           If Landlord fails to comply with any of the foregoing, Tenant must deliver notice of non-compliance to Landlord and Landlord is not in default if it cures such failure within thirty (30) days after Tenant's notice; provided, however, that Landlord shall have an additional period of time as is reasonable under the circumstances for Landlord to cure said failure provided that Landlord has commenced the cure and at all times diligently pursues said cure.

           In addition to any other representations, warranties and covenants of Tenant contained in the Lease, Tenant represents, warrants (as of the date hereof and the Commencement Date) and covenants to Landlord as follows:

                  (i) The execution of the Lease by Tenant will not result in or create a default under any loan, lease, or to the best of Tenant's knowledge, any other agreement to which Tenant is a party (including the Agreement of Sale (defined below));

                  (ii) Subject to the provisions of this Lease allocating responsibility for compliance with Applicable Laws, Tenant shall continue to operate and maintain the Premises in compliance with all Applicable Laws, during the term of the Lease and any renewals thereof;

                  (iii) Tenant shall not create or allow any  nuisances to exist in the Premises, including, without limitation, any offensive odors or noises emanating from the Premises which unreasonably interfere with the conduct of other tenants in the Project;

                  (iv) The Lease, and the terms hereof, are binding upon Tenant;

                  (v) Tenant shall not knowingly permit, or intentionally suffer, anything to be or remain upon or about the Building, the Project or the Common Areas which will invalidate any policy of insurance which Landlord or Tenant may now or hereafter have upon the Building, the Project, the Common Area or the Premises.

52.   Entire Agreement, Amendments.

      This Lease is the entire agreement between the parties. All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated in this Lease. No act or omission of any employee or agent of Landlord or of Landlord's Broker may alter, change, or modify any of the terms of this Lease. No amendment or modification of this Lease is binding unless expressed in a written instrument executed by Landlord and Tenant.

53.   Paragraph Headings.

      The paragraph headings in this Lease are for convenience only and in no way enlarge or limit the scope or meaning of the paragraphs in this Lease.

OFFICE LEASE                                                             Page 38

54.   Binding Effect.

      All terms of this Lease are binding upon the respective heirs, personal representatives, successors, and, to the extent assignment is permitted, assigns of Landlord and Tenant.

55.   Exhibits.

      The  following  exhibits  are  attached  to and made a part of this Lease:
      Exhibit A [Legal Description of Land], A-1 [Site Plan] B [Premises], B-1 [Design Schedule], B-2 [Sample Budget], C [Tenant Finish Construction], D [Project Rules and Regulations], D-1 [Janitorial Specification, Service Schedule], E [Contractor Insurance Requirements], F [Estoppel Certificate], G [Expansion Space], H [Guaranty] and I [Assignment and Assumption of Agreement of Sale].

56.   Counterparts.

      This Lease may be executed in two or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument.

57.   Tenant's Service Providers.

      Tenant shall cause all moving companies and other entities providing services to Tenant in the Premises to deliver evidence satisfactory to Landlord that the insurance specified in Exhibit E is in force prior to entering the Project.

58.   Option to Extend Lease Term.

      (a) If Tenant is not in default under this Lease at the time of the exercise of this option or at the commencement of the extended Lease Term, Tenant may extend the Lease Term for 2 successive periods of 5 years each, exercisable by giving written notice (the Renewal Notice) thereof to Landlord of its exercise of a renewal option at least 12 months prior to the expiration of the initial Lease term as to the first renewal option and at least 12 months prior to the expiration of the first renewal term as to the second renewal option. If the Lease Term is extended under this Paragraph, the Lease Term is extended upon the same terms as in the Lease, except that the Rent and other applicable terms adjust based on the Market Rate (defined below). Tenant has no further option or options to extend the Lease Term after the options set forth above are exercised.

      (b) "Market Rate" is ninety-five percent (95%) of the rental rate (including market concessions) at which tenants lease comparable space as of the commencement of the applicable option period, (or adjusting the rental rate as appropriate for differences therein), which is agreed by Landlord and Tenant or determined in accordance with the provisions of the balance of this Paragraph, taking into consideration use, location and floor level within the applicable building, the location, quality, age and reputation of the building, the definition of rentable area or net rentable area, as the case may be, with respect to which such rental rates are computed, rent concessions or other allowances, abatements, lease assumptions or take-overs, differences in terms and provisions of the applicable leases such as pass-throughs of operating expenses and taxes, moving expenses, tenant improvements, parking rights, the term of the lease (or renewal) under consideration, and the extent of services provided thereunder, applicable distinctions between "gross" leases and "net" leases, base year or expense stop figures for escalation purposes, other tenant concessions and benefits such as new carpeting, paint and wall coverings for the Premises, and any other relevant term or

OFFICE LEASE                                                             Page 39
           condition in making such evaluation. For this purpose, "comparable space" shall be office space in the Building and other Comparable Buildings within a seven (7) mile radius of the Building that is:

                  (i) Not subleased;

                  (ii) Not  subject to  another  tenant's  guaranteed  expansion rights;

                  (iii) Comparable in size, location, and quality to the Premises;

                  (iv) Leased for a term  comparable  to the  applicable  option term; and

                  (v) Located in Comparable Buildings.

      (b) Within thirty (30) days after Landlord's receipt of the Renewal Notice, Landlord shall provide to Tenant its determination of the Market Rate ("Landlord's Determination"). Within fifteen (15) days of Tenant's receipt of Landlord's Determination, Tenant shall either accept Landlord's Determination or propose a different Market Rate to Landlord. If Landlord and Tenant are unable to agree upon a Market Rate within thirty (30) days after Tenant's receipt of Landlord's Determination, then Landlord and Tenant shall, within forty-five (45) days of Tenant's receipt of Landlord's Determination, each simultaneously submit to the other in writing its good faith estimate of the Market Rate. If the higher of said estimates is not more than one hundred and five percent (105%) of the lower of such estimates, the Market Rate in question shall be deemed to be the average of the submitted rates. If otherwise, within 15 days thereafter, Tenant may either terminate this Lease effective as of the Expiration Date or establish the rate by an arbitration to be held in Dallas, Texas in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, except that the arbitration shall be conducted by a single arbitrator and shall be on the basis that the arbitrator shall pick one of the two rates submitted, being the rate which is closer to the Market Rate as determined by the arbitrator using the definition set forth in Paragraph 58. The parties agree to be bound by the decision of the arbitrator, which shall be final in this and non-appealable, and shall share equally the costs of arbitration, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. During each of the renewal terms (if applicable), Tenant shall pay additional Rent in accordance with the provisions of Paragraph 9

      (c) Tenant may not assign this extension option to any assignee of the Lease (other than as permitted in Section 12(f) of this Lease), nor may any other sublessee or assignee exercise this extension option.

      (d) If the term is extended, Landlord shall prepare, and Landlord and Tenant will execute and deliver an amendment to the Lease extending the Lease Term.

59. Expansion Space. Landlord hereby grants to Tenant the right to lease up to 10,000 square feet of additional space on the second floor of the Building and identified and cross-hatched on Exhibit G (which - will be attached to this Lease after the Final Plans are approved) (the "Expansion Space"), for a period of eighteen (18) months after the Commencement Date. Tenant shall give Landlord written notice of Tenant's election to exercise the expansion option and such notice shall identify the portion of Expansion Space covered by such notice. If Tenant exercises the expansion right contained herein, the lease of the Expansion Space shall be on the same terms and conditions as this Lease for the Premises, including the rental rate, expense stop, tenant improvement obligations of Landlord and the


OFFICE LEASE                                                             Page 40
      tenant improvement allowance and the Term shall be co-terminus with the term of this Lease; provided, however, in the event the Expansion Space is in a shell condition at the time of such exercise, then Landlord shall construct certain tenant finish improvements to the Expansion Space in accordance with plans and specifications prepared by Tenant and approved by Landlord, which approval shall not be unreasonably withheld or delayed, and Landlord shall contribute for such tenant improvements in an amount equal to $20.00 per Rentable Square Foot (and Landlord acknowledges that it is responsible for the construction of the Base Building). Rent for the Expansion Space shall commence on the earlier of the Ready for Occupancy Date (for the Expansion Space) or ninety (90) days after Tenant's written notification of its intent to the Lease the Expansion Space. If Tenant elects to Lease less than all of the Expansion Space, the expansion option set forth herein shall remain in full force and effect for eighteen (18) months after the Commencement Date on the remaining portion of the Expansion Space, which remaining portion shall be subject to the Right of First Refusal set for below upon the expiration of such eighteen (18) month period. In the event Tenant exercises any of its renewal options granted in the Lease, the exercise of the renewal option shall extend to the Expansion Space.

60.   Right of First Refusal

      (a) In addition to the expansion option, the Tenant shall have an ongoing right of first refusal to lease any space on the first and second floors of the Building ("First Refusal Space") in accordance with the provisions of this Paragraph 60 during the term of this Lease, as may be extended or renewed. In the event Landlord receives an offer to lease all or any portion of the First Refusal Space which Landlord is prepared to accept, Landlord shall give Tenant notice of such offer, along with all of the pertinent terms of such offer. Tenant may elect to Lease the portion of the First Refusal Space which is the subject of such offer under the same terms and conditions contained in such offer, (except that the term with respect to such space shall be coterminous with this Lease, including any renewals and extensions thereof and the Minimum Rent shall be adjusted to reflect the portion of the rental rate contained in the offer which is attributable to the amortization of any tenant finish allowance contained in the offer so that the tenant finish is amortized over the remaining term of this Lease rather than the term set forth in the offer). The Tenant shall have six (6) business days to respond to any such offer. In the event the Tenant does not elect to lease such space, Tenant's rights under this Paragraph 60 with respect to such space terminates; (provided, however, that Tenant shall continue to have a right of first refusal on such space if (1) the prospective tenant does not sign a lease with Landlord or (2) if the term of such prospective lease is less than the remaining term on this Lease (as renewed and extended), in which case Tenant shall again have a right of first refusal on such space when the term on such lease expires); otherwise, Tenant's rights under this Paragraph 60 shall be unaffected and the Tenant shall continue to have a right of first refusal with respect to the balance of the First Refusal Space.

      (b) Landlord agrees to lease the portion of the second floor (which is not subject to Tenant's expansion rights; approximately 15,000 rentable square feet) to a minimum of two (2) other tenants, the largest of which cannot be larger than 60% of the remaining space on the second floor
      (approximately 9,000 Rentable Square Feet) and cannot have a lease term longer than five (5) years (including renewal options). The remaining space on the second floor (approximately 6,000 Rentable Square Feet) may be leased to third parties, but with lease terms not exceeding thirty-six
      (36) months (including renewal terms).

61.   Execution and Approval of Lease.

      Employees and agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this Lease for examination and negotiation is not an offer to lease, agreement to reserve, or option to lease the Premises. This Lease is effective and binding on Landlord only upon the execution

OFFICE LEASE                                                             Page 41
      and delivery of this Lease by Landlord and Tenant. If Landlord's first mortgagee requires any modifications of the terms of this Lease as a condition to approving this Lease, such modifications shall be subject to Tenant's prior written approval.

62. Antennas. Tenant may install, operate and maintain on the roof of the Building antennas, satellite dishes, and other communication devices solely for Tenant's use in connection with its occupancy of the Premises, subject to Applicable Laws and Landlord's approval with respect to the location, design and appearance thereof. There will be no charge applied for use of such roof space for Tenant's antennas, satellite dishes and/or communication devices. Tenant shall carry property damage insurance on such antennas, satellite dishes and/or communication devices and shall be responsible for any damage caused by the antennas, satellite dishes and/or communication devices, including damage to the roof, rooftop equipment or the Building, but specifically excluding any damage caused by the negligence or willful misconduct of Landlord or Landlord's Parties. Landlord covenants and agrees not to place or otherwise allow the placement of any other antennas, satellite dishes and/or communication devices on the roof of the Building which would materially interfere with Tenant's use of Tenant's antennas, satellite dishes and/or communication devices.

63. Landlord's/Tenant's Approval. Notwithstanding anything to the contrary contained in this Lease, whenever the approval, permission or consent of Landlord or Tenant is required or a determination is to be made in such party's discretion, such approval, permission, determination or consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that nothing in this Paragraph 63 shall require Landlord to consent to (i) any use of the Premises for purposes other than those described in Paragraphs 1 and 15, (ii) any Tenant alterations which would adversely affect the Building systems or affect the exterior appearance of the Building, or (iii) any of Tenant's signage. Whenever this Lease grants Landlord or Tenant the right to take action, incur costs, make a judgment, determination, estimate or request, or use discretion, establish rules and regulations or make allocations or other determinations or otherwise,
      Landlord and Tenant shall act reasonably and in good faith, and shall taken no action which will result in the frustration of a sophisticated landlord's, or a sophisticated tenant's commercially reasonable expectations concerning the benefits to be enjoyed under a major office lease in a Comparable Building, or otherwise under this Lease.

64. EDS Contract. Tenant has entered into an Agreement of Sale (the "Agreement of Sale") with Electronic Data Systems Corporation for the purchase of the Land. Concurrently with the execution and delivery of the Lease by Landlord and Tenant, Tenant shall assign to Landlord and Landlord shall accept from Tenant all of Tenant's right, title and interest in and to the Agreement of Sale pursuant to an Assignment and Assumption of Agreement of Sale (the "Assignment"), the form and substance of which is set forth on
      Exhibit I attached hereto. In connection with the Agreement of Sale, (i) Tenant shall retain all rights relating to the Option and the Option Property (as such terms are defined therein) to the exclusion of Landlord,
      (ii) upon EDS' consent to the Assignment, Landlord shall reimburse Tenant for the Earnest Money deposited by Tenant thereunder, and (iii) Landlord shall reimburse Tenant for all of Tenant's out-of- pocket costs and expenses actually incurred in connection with the preparation, negotiation and execution of the Agreement of Sale and the performance of buyer's obligations thereunder (which amount of costs and expenses is set forth in the Assignment and is conclusive and binding upon Tenant). Notwithstanding anything in this Lease to the contrary, the validity of this Lease is conditioned upon EDS consenting to the Assignment.


OFFICE LEASE                                                             Page 42

           This Lease is executed in multiple originals as of the date first above set forth.

                                LANDLORD:

                                SANDLER LEGACY, LTD.
                                a Texas limited partnership


                                By: SANDLER LEGACY GP CORP.
                                    A Texas corporation
                                    its general partner

                                By:
                                Neal Cukerbaum President


                                TENANT:

                                DENBURY MANAGEMENT, INC.
                                a Texas corporation


                                By:
                                Name:
                                Title:



OFFICE LEASE                                                             Page 43

                                    EXHIBIT A

                         to Office Lease by and between

                        Sandler Legacy, Ltd., as Landlord

                                       and

                       Denbury Resources, Inc., as Tenant

                          LEGAL DESCRIPTION OF THE LAND



      BEING a tract of land located in the Obediah Epps Survey, Abstract No. 297, and being part of Lot 1, Block C, EDS Lakes Addition, an addition to the City of Plano, Texas as recorded in Cabinet H, Pages 527-530, Map Records of Collin County, Texas, and also being part of a tract of land described by instrument to Quorum Development Corporation as recorded in Volume 1171, Page 174, of the Deed Records of Collin County, Texas, and being more particularly described as follows:

      COMMENCING at a point for a corner located at the intersection of the proposed east right-of-way line of Windcrest Drive (60 feet wide) and the south right-of-way line of Tennyson Parkway (121 feet wide), said point bears North 68 degrees 08 minutes 15 seconds West, a distance of 2353.71 feet from EDS monument No. 10 (found brass disk in concrete), said corner being on a circular curve to the left having a radius of 1382.71 feet and whose chord bears South 61 degrees 35 minutes 46 seconds East, 411.64 feet;

      THENCE Easterly, along said south right-of-way line, and along said curve through a central angle of 17 degrees 07 minutes 16 seconds, an arc distance of 413.18 feet to the POINT OF BEGINNING of the herein described tract of land;

      THENCE Easterly, continuing along said south right-of-way line, and along said curve through a central angle of 17 degrees 50 minutes 36 seconds, an arc distance of 430.61 feet to the point of tangency;

      THENCE South 88 degrees 00 minutes 00 seconds East, continuing along said south right-of-way line, a distance of 221.90 feet to a point for a corner said corner being the northeast corner of said Lot 1, Block C, EDS Lakes Addition;

      THENCE South, departing said south right-of-way line and along the east line of said Lot 1, Block C, distance of 232.13 feet to a point for a corner said corner lying in the waters of White Rock Creek;

      THENCE South, 11 degrees 53 minutes 47 seconds West, continuing along said east line, a distance of 233.48 feet to a point for a corner said corner lying in the waters of White Rock Creek;

      THENCE North 88 degrees 00 minutes 00 seconds West, departing said east line, and along a line parallel to Tennyson Parkway, a distance of 189.87 feet to the point of curvature of a circular curve to the right having a radius of 1844.71 feet;

      THENCE Westerly, continuing along said parallel line, and along said curve through a central angle of 17 degrees 50 minutes 36 seconds, an arc distance of 574.49 feet to a point for a corner;

      THENCE North 19 degrees 50 minutes 36 seconds East, a distance of 462.00 feet to the POINT OF BEGINNING and containing a gross area of 332,883 square feet of 7.642 acres of land, said tract contains 115,018 square feet of 2.640 acres of land located within the 100 year floodplain of White Rock Creek leaving a net area of 217,865 square feet or 5.001 acres of land more or less.






OFFICE LEASE
EXHIBIT A                                                              Solo Page

                                   EXHIBIT A-1

                         to Office Lease by and between

                        Sandler Legacy, Ltd., as Landlord

                                       and

                       Denbury Resources, Inc., as Tenant

                                    SITE PLAN

OFFICE LEASE
EXHIBIT A-1                                                            Solo Page

                                    EXHIBIT B

                         to Office Lease by and between

                        Sandler Legacy, Ltd., as Landlord

                                       and

                       Denbury Resources, Inc., as Tenant

                           FLOOR PLAN OF THE PREMISES




OFFICE LEASE
EXHIBIT B                                                              Solo Page

                                   EXHIBIT B-1

                                 Design Schedule

                                      for

                                  DENBURY PARK



DATE           ITEM

8/15/97        Final  preliminary site plan and preliminary  building  elevation
               (Landlord)

8/22/97        Final Floor Plate Design (Landlord)

9/15/97        Final Civil Engineering Design (Landlord)

9/30/97        Final  design  for  lobby,   restrooms,   &  other  common  areas
               (Landlord)

10/15/97       Final design for landscape and exterior amenities (Landlord)

11/1/97        Preliminary Space Plans complete (Tenant)

11/30/97       Initial Interior Construction Plans (Tenant)

12/5/97        Final Construction Documents (Landlord)

1/5/98         Finalize approved Budget (Landlord)







OFFICE LEASE
EXHIBIT B-1                                                            Solo Page

                                   EXHIBIT B-2

                                  Sample Budget

                            DENBURY RESOURCES/LEGACY
                                  100,000 s.f.

HARD COSTS                                                        Per Bldg. S.F.
-----------                                                       --------------
Land (Fixed Number)                            $ 1,200,000            $  12.00
Building Shell (1)                             $ 6,200,000            $  62.00
Parking Structure (2)                          $   875,000            $   8.75
Finish Out                                     $ 2,000,000            $  20.00
Landscaping (3)                                $   175,000            $   1.75
Miscellaneous (4)                              $   150,000            $   1.50

Total Hard Costs                               $10,600,000            $ 106.00


SOFT COSTS
----------

Architecture, Engineering & Interiors (5)      $   288,000            $   2.88
Financing Fees & Lease Credit Enhancement (6)  $   690,000            $   6.90
Interim Interest & Lease Up (7)                $ 1,280,000            $  12.80
Commissions (8)                                $ 1,130,000            $  11.30
Taxes & Insurance (9)                          $    60,000            $   0.60
Legal & Closing (10)                           $    75,000            $   0.75
Developer's Overhead (11)                      $   450,000            $   4.50
Testing & Inspection (12)                      $    50,000            $   0.50
Marketing (13)                                 $    40,000            $   0.40
Impact Fees (14)                               $    60,000            $   0.60
Miscellaneous & Contingencies (15)             $   100,000            $   1.00

Total Soft Costs                               $ 4,223,000            $  42.23

Total Costs                                    $14,823,000            $ 148.23

NOTES

(1): Includes site work and shell office building. Shell office building includes lobby finishout, bathrooms, elevators (2), decorative stairway between 3rd and 4th floors, HVAC, card access and security system, electrical distribution and ceiling grid. Does not include corridor walls. (See outline specifications and scope of work attached.)

(2): This is a two level parking structure built of concrete with a top floor shading device.

(3): $20,000 for indoor planting. $100,000 for site landscaping, trees, sod, and irrigation systems.
      $35,000 for landscape treatment and amenities around White Rock Creek Flood Plain.
      $20,000 for landscape architect and land planning fees.

(4):  $20,000 for site and directional signage.
      $30,000 furniture and accessories, including artwork in lobby. $100,000 for cost overruns and change orders.

(5): $200,000 for building architecture, MEP engineer, civil engineer, and structural engineer.
      $85,000 for space planning and interiors.

(6): Assuming an $11 million loan, this is one point on interim and one point on the permanent loan, with a fee to a credit enhancer of the lease to permit securitization of debt at the higher rating.

(7): Construction timetable is estimated at 12 months. $650,000 is interest during construction. $630,000 is interest during 4 month free rent period, along with keeping 10,000 square feet vacant on the third floor for 18 months after completion and a lease up of 8 months on the remainder of the space in the building.

(8): This represents 6% cash out commission of total lease consideration for the value of total leases in the building.

(9):  Builder's   Risk   insurance,   liability   coverage,   and  taxes  during
      construction. Contractor's payment and performance bond is included under Building Shell.

(10): Attorney's fees for loan closing $20,000.
      Title policy $55,000.

(11): Salaries for project management, both pre-development and while under construction, along with allocated share of corporate overhead.

(12): $38,000 for materials and soils testing.
      $12,000 for lender's construction inspections.

(13): Signage     $ 5,000
      Brochures  $15,000
      Party      $20,000

(14): Fees paid to City of Plano for water and sewer, along with Building Permit for the shell building.
      Permit Fees for finishouts including in Finish Out.

(15): Party $20,000
      Overrun of any soft costs $80,000.  Remainder goes to Party.



OFFICE LEASE
EXHIBIT B-2                                                            Solo Page

                                    EXHIBIT C

                         to Office Lease by and between

                        Sandler Legacy, Ltd., as Landlord

                                       and

                       Denbury Resources, Inc., as Tenant

                           TENANT FINISH CONSTRUCTION


A. BASE BUILDING. Landlord shall construct the base building at Landlord's sole cost and expense and outside of the Work Allowance (the Base Building) which shall include the following:

      1. Installed building standard ceiling grid and ceiling tiles (per Tenant's plans).

      2. Installed and connected building standard parabolic light fixture per each 65 usable square feet and any required relocation of fixtures (per Tenant's plans).

      3. Installed and fully balanced primary and secondary HVAC to the Premises, including ducting and any required modifications (per Tenant's plans).

      4. Installed primary and secondary electrical distribution to the Premises including all distribution panels, breaker boxes and any required electrical meters for the Premises.

      5. Installed sprinkler heads and required relocation of sprinkler heads (per Tenant's plans).

      6. Installed building standard window coverings/mini-blinds on all exterior windows.

      7. Installed corridor and/or demising wall studs in place with drywall up, finished on one side and insulated for multi-tenant floors.

      8.   All columns, finished (i.e., drywalled), taped and bedded.

      9. All surfaces beneath or above exterior windows are "furred" out, drywalled, taped and bedded.

      10. Fully finished Men's and Women's restrooms to a building standard finish.

      11.  Elevators

      12.  Floors leveled to standard architectural tolerances

B. PLANS AND SPECIFICATIONS: Tenant shall submit to Landlord within the number of days set forth on the Design Schedule space plan(s) and other information (collectively the Space Plan) necessary or required to


OFFICE LEASE
EXHIBIT C                                                                 Page 1
      complete the initial plans and specifications (the Initial Construction Documents) for the construction of the tenant finish in the Premises. The tenant finish shall not include any of the Base Building items. Tenant shall prepare and submit the Initial Construction Documents to Landlord for Landlord's approval within the number of days after the date of this Lease set forth on the Design Schedule (Landlord and tenant shall mutually approve the Final Plans). Landlord shall provide Tenant an allowance of $50,000 to be used for space planning and interior design of the Premises (Architectural Allowance), which allowance may be used to pay for the space planner and architect of Tenant's choice. The Architectural Allowance shall be advanced in four (4) installments within ten days after Tenant's request therefor, subject to reasonable substantiation of costs. To the extent Tenant's actual costs of planning and interior design of the Premises exceed $50,000, such excess up to $100,000 total shall be paid fifty percent (50%) from the contingency line item of the Budget for the Total Building Costs and fifty percent (50%) from the Work Allowance. MEP Plans for the Premises will be included in the shell architectural and engineering drawings provided by Landlord to Tenant.

           Within 10 days after receipt of the Initial Construction Documents, Landlord shall deliver to Tenant a notice either approving or disapproving them. Any disapproval must specify in reasonable detail the reasons for the disapproval. If Landlord requests any changes in the Initial Construction Documents that vary from the Space Plan, any redrawing is at Landlord's expense. If Tenant does not receive a notice from Landlord disapproving the Initial Construction Documents within the 10-day period, Landlord is deemed to approve the Initial Construction Documents. In the event Landlord reasonably disapproves any portion of the Initial Construction Documents, Landlord and Tenant shall promptly thereafter take all such action as shall be reasonably required to provide for full approval thereof. The approved Initial Construction Documents are referred to as the Construction Documents and all work to be performed by Landlord pursuant to the Construction Documents is referred to as the Tenant Finish Work.

C. TENANT FINISH WORK. Landlord shall construct or cause to be constructed the Tenant Finish Work in a good and workmanlike manner and of sound construction and in every respect complying with all Applicable Laws, and substantially in accordance with the Construction Documents and shall cause the Premises to be fully built-out, completed and delivered to Tenant. Tenant shall pay the Actual Cost (defined below) of all Tenant Finish Work in excess of $20.00 per rentable square foot of the Premises (the Work Allowance).

      The term Actual Cost means the cost of all labor and materials and all hard and soft costs, incurred by Landlord in performing the Tenant Finish Work or the Additional Work (defined below), as applicable, in accordance with the Budget.

      The Tenant Finish Work shall be competitively bid by three (3) licensed general contractors mutually acceptable to Landlord and Tenant, including, without limitation, mill work, dry wall, electrical and plumbing (Tenant agrees that Landlord may submit a bid as one of the general contracts) and Landlord shall provide Tenant with a copy of all such bids. Tenant shall have the right, at its sole discretion, to review and approve all such bids and to select the lowest of the qualified bids. Unless Landlord acts as the general contractor for the Tenant Finish Work, Landlord is not entitled to receive or charge a construction management or construction supervision fee or any other fee in connection with the Tenant Finish Work.

      If prior to commencement of the Tenant Finish Work Landlord determines, based on construction bids received by Landlord, that the Actual Cost of the Tenant Finish Work will exceed the Work Allowance, Tenant shall pay the excess to Landlord in accordance with Paragraph J below.


OFFICE LEASE
EXHIBIT C                                                                 Page 2

      If during construction the Actual Cost of the Tenant Finish Work exceeds the Work Allowance and all amounts previously paid by Tenant to Landlord prior to the commencement of construction, Landlord shall submit interim statements covering any excess actual costs incurred by Landlord under this Paragraph and Tenant shall pay the amount of the excess costs to Landlord in accordance with Paragraph J below.

      If Landlord is not the general contractor and if any change orders are executed during the progress of the Tenant Finish Work at the request of Tenant, an Administrative Fee of 10% of the Actual Cost of the work covered by the change order (not to exceed $500) is payable by Tenant to Landlord.

D. ADDITIONAL WORK. If Landlord performs, at Tenant's request and upon submission by Tenant and approval by Landlord of necessary plans and specifications (as approved, the Additional Work Plans), any work over and above the Tenant Finish Work (Additional Work), including any Additional Work approved by change order or work order, the Additional Work is at Tenant's expense, regardless of any remaining balance of the Work Allowance, which shall be paid by Tenant in accordance with Paragraph J below. If the Actual Cost of the Additional Work exceeds the estimated amount paid by Tenant, Tenant shall pay the excess to Landlord in accordance with Paragraph J below.

           The Additional Work is not part of the Tenant Finish Work. If Landlord agrees to perform any Additional Work, Landlord shall request that the General Contractor estimate the additional amount of time that will be added to the completion of the Tenant Finish Work because of the Additional Work (the Additional Work Period). This estimate is conclusive and binding on Landlord and Tenant for the purpose of establishing the Ready for Occupancy Date, unless disputed by Tenant, in which event the Independent Architect shall determine such additional amount of time.

E. LANDLORD DELAYS. The Ready for Occupancy Date shall be delayed one (1) business day for each business day that (i) Landlord fails or refuses to permit Tenant, its agents and contractors reasonable access to and use of the Building or any Building facilities or services (including loading dock, hoists or freight elevators) required for the orderly and efficient performance of the work necessary to complete the Tenant Finish Work; ii) Landlord fails or refuses to give authorizations or approvals to the Final Plans, the Approved Budget, the Space Plans, Initial Construction Documents or Construction Documents within the time periods required in the Design Schedule, to the extent such delays necessarily cause the commencement of construction of the Tenant Finish Work to occur after the date set forth on the Design Schedule, despite reasonable efforts by Tenant to avoid such delay in such commencement and Landlord's efforts to expedite subsequent authorizations or approvals, (iii) any amendment, changes or modifications to the Final Plans or Construction Contract caused by Landlord which cause a delay in the completion of the Tenant Finish Work or (iv) any other delays in the completion of the Tenant Finish Work actively caused by Landlord (referred to herein as "Landlord Delay(s)").

F. TENANT DELAYS: The Ready for Occupancy Date shall be accelerated one (1) business day for each business day that Landlord is actually delayed in completing the Project, Tenant Finish Work or any Additional Work as a result of:

      (1) Tenant failing or refusing to give authorizations or approvals to the Final Plans, the Approved Budget, the Space Plans, Initial Construction Documents or Construction Documents within the time periods required in the Design Schedule, to the extent such delays necessarily cause the commencement of construction of the Project or Tenant Finish Work to occur after the date set forth on the Design Schedule, despite reasonable efforts by Landlord to avoid such delay in such commencement and Tenant's efforts to expedite subsequent authorizations or approvals;


OFFICE LEASE
EXHIBIT C                                                                 Page 3

      (2) unilateral changes or modifications to the Final Plans, the Approved Budget, the Space Plans, Initial Construction Documents, Construction Documents or Additional Work Plans caused by Tenant which cause a delay in the completion of the Project or Tenant Finish Work;

      (3) Tenant's failure to promptly and timely furnish the Space Plan, the Initial Construction Documents, or the Construction Documents to Landlord within the time periods set forth in the Design Schedule and this Exhibit C despite reasonable efforts by Landlord to avoid such delay and Tenant's efforts to expedite subsequent documents;

      (4) Tenant's request for materials, finishes, or installations other than Landlord's Building standard items or long lead items (unless and to the extent set forth in and approved by Landlord in the Construction Documents);

      (3) Material interference with the completion of the Work by any Tenant Party;

G. UNCONTROLLABLE DELAYS. If an actual delay in connection with Landlord's obligations under this Lease is a result of a strike or other labor trouble, fire or other casualty, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause beyond Landlord's reasonable control (collectively Uncontrollable Delays), then each such Uncontrollable Delay shall extend the time for performance by Landlord of Landlord's obligations hereunder by an amount of time equal to the length of such Uncontrollable Delay so long as Landlord uses all reasonable means to minimize or avoid such delay and Landlord provides Tenant written notice of the occurrence of an Uncontrollable Delay within 48 hours after such occurrence.

H.    DEFECTIVE WORK.

      (1) Tenant shall give Landlord a notice specifying any Work which remains to be completed or which, if completed, is defective or otherwise not in accordance with the Construction Documents, within one (1) year after the Commencement Date and thereafter within one (1) year after notice from Landlord that any of the work has been fully completed. Landlord shall within sixty (60) days complete or cause the completion of any incomplete work for which Landlord is responsible or remedy or cause a remedy of defective work set forth in any such notice.

      (2) If Tenant shall fail to give such notice within one (1) year after the Commencement Date, or within one (1) year after the receipt of notice from Landlord that the Tenant Finish Work or the Additional Work has been fully completed, as the case may be, then it shall be deemed that such Work has been fully completed in accordance with the Construction Documents. If Tenant shall give one or more such notices within such one (1) year period, then it shall be deemed, except for the items set forth in Tenant's notice, that all of the Work has been completed in accordance with the Construction Documents.


I. EARLY ENTRY: Upon request by Tenant, Landlord shall permit Tenant and its contractors to enter the Premises prior to the Ready for Occupancy Date, in order that Tenant may perform through its own contractor(s) (who must be approved by Landlord) other work and decorations Tenant wants in the Premises while Landlord's contractors are working. This license to enter prior to the Ready for Occupancy Date is subject to the following conditions:


OFFICE LEASE
EXHIBIT C                                                                 Page 4

      (1) Tenant, its employees agents and contractor(s) must work in harmony and not interfere with Landlord's contractors and subcontractors; and

      (2) Tenant must deliver evidence to Landlord of compliance with the requirements of Exhibit E prior to commencement of the work by Tenant's contractor(s), if required by Landlord.

           Landlord may revoke this license upon 48 hours' notice to Tenant if the entry causes disharmony or interference with the Tenant Finish Work.

           Landlord is not liable in any way for any injury, loss, or damage that occurs to any of Tenant's decorations or installations made prior to the Ready for Occupancy Date, the entry being solely at Tenant's risk unless caused by Landlord's negligence or wilful misconduct. Tenant shall indemnify, defend, and hold Landlord harmless from any claims, demands, actions, losses, and damages arising from activities of Tenant's contractors, workers, and mechanics (except as excluded in Paragraph 20
      (b) of the Lease.

J. PAYMENTS BY TENANT: All amounts payable by Tenant under this Exhibit C are payable to Landlord as additional Rent as follows: 50% payable prior to the commencement of construction of the Tenant Finish Work and 50% upon substantial completion of the Tenant Finish Work.

K. COMMINGLING OF ALLOWANCES: Tenant shall have the right to allocate amounts contained within the Architectural Allowance to cover any excess in the Actual Cost over and above the Work Allowance and/or to allocate amounts from the Work Allowance to cover the costs and expenses associated with preparation of the Construction Documents at Tenant's sole discretion, without Landlord's approval. In the event any amounts remain unused in the Architectural Allowance and/or the Work Allowance, such amounts shall be credited against the Rent next becoming due and payable under this Lease.

L. APPROVAL OF CONSTRUCTION MANAGER: Prior to the commencement of the Work by Landlord, Landlord shall designate a construction manager (who shall be subject to the approval of Tenant) to monitor, supervise and otherwise review and approve all aspects of the construction and completion of the Work. All fees and expenses of such construction manager shall be paid by Landlord and included in Total Building Costs.

M. ACCEPTANCE OF THE PREMISES: Landlord hereby represents, warrants and covenants to the Tenant that the Project, the Building, the Common Areas and the Premises shall be erected, installed, constructed, completed and operated in a good and workmanlike first-class manner, structurally sound and free of latent defects, in accordance with all Applicable Laws (in effect at the time of construction) and the Final Plans. The Landlord shall be responsible for compliance of the Project, the Building and the Common Areas with all plans, specifications, codes and laws governing Life/Fire safety, physical handicap, earthquake safety, environmental issues, the Americans With Disabilities Act and the Texas Architectural Barriers Act which are in effect at the time of construction. If the Project, the Building or the Common Areas are found to be in noncompliance, Landlord shall promptly remedy the violation at Landlord's sole cost and expense. Acceptance of possession by Tenant of the Premises shall not be a waiver of its rights to have Landlord deliver the completed Work. Landlord shall promptly cure at its sole cost and expense any omission or defects in the Project, the Building and/or Landlord's Work discerned within one (1) year after the Commencement Date, which were not known or readily discoverable upon acceptance of possession, and thereafter shall remain liable for any latent defects in the Project, the Building, the Premises and the Common Areas. Landlord shall promptly, after receiving written notice thereof by Tenant, correct any and all such defects or omissions at its sole cost and expense.

OFFICE LEASE
EXHIBIT C                                                                 Page 5

N. CHANGE ORDERS. Tenant may request any change, addition or alteration in the Tenant's final plans, specifications or improvements (a "Change Order") by delivery of a written request therefor. Within fifteen (15) days following receipt of such request, the Landlord shall promptly (i) approve the Change Order, or (ii) provide the Tenant in writing the reasons for disapproval of the Change Order. Failure of the Landlord to approve or disapprove in writing the Change Order within said fifteen (15) day period shall be conclusively deemed an approval thereof. In the event the Landlord reasonably disapproves any portion of the Change Order, the Landlord and the Tenant shall promptly thereafter take all such action as shall be reasonably required to provide for full approval thereof.

                                    EXHIBIT D

                         to Office Lease by and between

                        Sandler Legacy, Ltd., as Landlord

                                       and

                       Denbury Resources, Inc., as Tenant

                              RULES AND REGULATIONS


1. Tenant's use and occupancy of the Premises shall be subject to the following:

      (a) Tenant may not deface or injure the Premises or the Project or any part thereof or overload the floors of the Premises. Tenant may not commit waste or permit waste to be committed or cause or permit any nuisance on or in the Premises or the Project. Except as otherwise provided to the contrary in this Lease, Tenant shall pay Landlord within thirty (30) days after Landlord's written demand as additional Rent for any damage to the Premises or to any other part of the Project caused by any negligence or willful act or any misuse or abuse (whether or not the misuse or abuse results from negligence or willful acts) by Tenant or any Tenant Party or any other person (except Landlord or any of its agents, employees, or contractors) not prohibited by Tenant from entering upon the Premises.

      (b) Tenant may not use the Premises to be used for any purpose prohibited by any Applicable Law, or by any restrictive covenants applicable to the Project. Tenant shall conduct its business and occupy the Premises and control all Tenant Parties so as not to create any nuisance or unreasonably interfere with, annoy, or disturb any other tenants in the Project or Landlord in its management of the Project.

      (c) Except as otherwise provided to the contrary in this Lease, Tenant may not erect, place, or allow to be placed any sign, advertising matter, stand, booth, or showcase in or upon the doorsteps, vestibules, halls, corridors, doors, walls, windows, or pavement of the Project (except for lettering on the door or doors to the Premises as allowed by the Rules and Regulations attached as Exhibit
           D) without the prior consent of Landlord.

      (d) Tenant may not knowingly use the Premises in any way or for any purpose that:

OFFICE LEASE
EXHIBIT D                                                                 Page 1

           (1) Landlord deems hazardous on account of the possibility of fire or other casualty;

           (2) increases the rate of fire or other insurance for the Project or its contents or in respect of the operation of the Project; or

           (3) renders the Project uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Texas or renders void or voidable any insurance on the Project.

      If insurance premiums are increased because of Tenant's use of the Premises, then, in addition to any other remedies Landlord may have, Tenant shall pay the amount of the increase to Landlord as additional Rent within 30 days after Landlord's written demand so long as written evidence reasonably satisfactory to Tenant of such increased cost and the basis therefore is provided to Tenant within thirty (30) days of the earlier of Tenant's request therefore or Landlord's receipt thereof.

2. No birds, animals, reptiles, or any other creatures may be brought into or about the Project.

3. Nothing may be swept or thrown into the corridors, halls, elevator shafts, or stairways.

4. Tenant may not make any improper noises in the Building, create a nuisance, or do anything which, in Landlord's sole judgment, unreasonably interferes in any way with other tenants or persons having business with them.

5. Except as otherwise contemplated by the Construction Documents, no equipment of any kind may be operated on the Premises that could in any way unreasonably annoy any other tenant in the Building.

6. Tenant shall cooperate with Building employees in keeping the Premises neat and clean.

7.    Corridor doors, when not in use, must be kept closed.

8.    No bicycles or similar vehicles are allowed in the Building.

9. Except as otherwise provided to the contrary in this Lease and other than with respect to the Tenant Finish Work, alterations, improvements, and additions in and to the Premises requested by Tenant must be made in accordance with plans and specifications approved in advance by Landlord. All work must be performed at Tenant's expense either by Landlord or by contractors and subcontractors approved in advance by Landlord. If the work is not performed by Landlord, then all work performed by Tenant's contractors and subcontractors is subject to the following conditions:

      (a) Each contractor and subcontractor must deliver evidence satisfactory to Landlord that the insurance specified on Exhibit E is in force prior to commencing work.

      (b) Tenant shall use reasonable efforts to ensure that all workers are cooperative with Project personnel and comply with all Project Rules and Regulations.

      (c) Tenant must deliver to Landlord evidence that Tenant has obtained all necessary governmental permits and approvals for the improvements or alterations prior to starting any work.

OFFICE LEASE
EXHIBIT D                                                                 Page 2

      (d) All construction must be done in a good and workmanlike manner and is subject to approval by Landlord during and after construction, in its reasonable discretion.

      (e)  Lien  releases  from  each  contractor  and  subcontractor   must  be
           submitted to Landlord within 15 days after completion of the work performed by the contractor or subcontractor.

      (f) Other than with respect to the Tenant Finish Work, within 30 days after completion of any improvements or alterations, Tenant, at its cost, shall deliver to Landlord 2 reproducible copies of "as-built" plans and specifications (1/8" scale) for each floor where alterations or improvements were made.

10. Tenant shall refer all contractors, contractor's representatives, and installation technicians rendering any service on or to the Premises for Tenant (pursuant to paragraph 14 of the Lease) to Landlord for Landlord's approval and supervision for performance of any contractual service, other than the installation of telephones, telephone equipment, office equipment, or computer or telephone wiring.

11. No nails, hooks, or screws may be driven into or inserted in any part of the Building (other than the Premises) except by Building maintenance personnel.

12. Sidewalks, doorways, vestibules, halls, stairways, and similar areas may not be obstructed by any Tenant Party, or used for any purpose other than ingress and egress to and from the Premises, or for going from one part of the Building to another part of the Building. No furniture may be placed in front of the Building or in any lobby or corridor without prior consent of Landlord.

13. Except as otherwise provided to the contrary in this Lease, any Tenant Party who desires to enter the Building after Building Standard Hours, is required to sign in upon entry and sign out upon leaving, giving the location during their stay and their time of arrival and departure.

14. All deliveries must be made via the service entrance and service elevator during normal working hours or at other times as Landlord may determine. Prior approval must be obtained from the Landlord for all deliveries that must be received after Building Standard Hours.

15. Subject to the terms of Section 23 of the Lease, Landlord or its agents or employees may enter the Premises to examine the same or to make repairs, alterations, or additions as Landlord deems necessary for the safety, preservation, or improvement of the Building.

16. Landlord may require all Tenant Parties to evacuate the Building in the event of an emergency or catastrophe.

17. Tenant may not knowingly do anything, in or about the Building, or bring or keep anything in the Building that in any way increases the possibility of fire or other casualty, or do anything in conflict with the valid laws, rules, or regulations of any governmental authority.

18. No food may be distributed from Tenant's office without the prior approval of the Building Manager.

19. Except as otherwise provided to the contrary in this Lease, (i) no additional locks may be placed on any doors without the prior consent of Landlord, (ii) all necessary keys must be furnished by Landlord and must be surrendered to Landlord upon termination of this Lease, and (iii) Tenant shall then give Landlord the combination for all locks on the doors and vaults.

OFFICE LEASE
EXHIBIT D                                                                 Page 3

20. Except as otherwise provided to the contrary in this Lease, Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

21. Plumbing and appliances may be used only for the purposes for which constructed. No sweeping, rubbish, rags, or other unsuitable material may be thrown or placed therein. Any stoppage or damage resulting to any fixtures or appliances from misuse by any Tenant or Party is payable by Tenant.

22. Except as otherwise provided to the contrary in this Lease, no signs, posters, advertisements, or notices may be painted or affixed on any windows, doors, or other parts of the Building, except in colors, sizes, and styles, and in places, approved in advance by Landlord. Landlord has no obligation or duty to give this approval. Building standard suite identification signs will be prepared by a sign writer approved by Landlord. The cost of the Building standard signs is payable by Tenant. Landlord may remove all unapproved signs without notice to Tenant, at the expense of Tenant. Directories will be placed by Landlord, at Landlord's expense, in conspicuous places in the Building. No other directories are permitted.

23. No portion of the Building may be used as lodging rooms or for any immoral or unlawful purposes.

24. Except as otherwise provided to the contrary in this Lease, Tenant may not operate any coin or token operated vending machine or similar device for the sale of any goods, wares, merchandise, food, beverages, or services, including but not limited to pay lockers, pay toilets, scales, amusement devices and machines for the sale of beverages, foods, candy, cigarettes or other commodities, without the prior consent of Landlord.

25. Except as otherwise provided to the contrary in this Lease, Tenant must obtain Landlord's prior approval, which is at Landlord's sole discretion, for installation of any solar screen material, window shades, blinds, drapes, awnings, window ventilators, or other similar equipment and any window treatment of any kind whatsoever. Landlord may control all internal lighting that is visible from the exterior of the Building and may change any unapproved lighting without notice to Tenant at Tenant's expense.

26. Holidays are New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Business days are weekdays other than holidays.

27. Tenant shall not knowingly permit any of its Tenant Party to hold, carry, smoke, or dispose of a lighted cigar, cigarette, pipe, or any other lighted smoking equipment in any common area of the Buildings, unless designated as a "smoking area" by Landlord. The common areas includes, but are not limited to, all rest rooms, common corridors, stairwells, elevator lobbies, first floor lobbies, and other areas used in common with other tenants and occupants of the Buildings.

28. Tenant shall notify the Building Manager when any furnishings or equipment are to be taken into or out of the Building. Moving of those items must be done under the supervision of the Building Manager, after receiving approval from Landlord.

29. Landlord may prescribe the weight and position of safes and other heavy equipment that may overstress any portion of the floor. All damage done to the Building by the improper placing of heavy items that overstress the floor will be repaired at the sole expense of the Tenant.

OFFICE LEASE
EXHIBIT D                                                                 Page 4

30. The persons employed to move Tenant's equipment, material, furniture, or other property in or out of the building must be acceptable to Landlord. The moving company must be a locally recognized professional mover, whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient, in Landlord's sole opinion, to cover all personal liability, theft or damage to the project, including but not limited to floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations will be conducted at such times and in such a manner as Landlord will direct, and all moving will take place during non-business hours unless Landlord agrees in writing otherwise. Tenant will be responsible for the provision of building security during all moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord will have the right to prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the building. Heavy objects will, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the building by moving or maintaining such property will be repaired at the expense of Tenant. Landlord reserves the right to inspect all such property to be brought into the building and to exclude from the building all such property which violates any of these rules and regulations or the lease of which these rules and regulations are a part. Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the Premises will be delivered or removed through the entrance and route designated by Landlord, and Landlord will not be responsible for the loss or damage of any such property unless such loss or damage results from the negligence of Landlord, its agents, or employees.

31. Landlord will have the right to prohibit any advertising by Tenant mentioning the building that, in Landlord' reasonable opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

32. Each Tenant will store all its trash and garbage within its premises. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryways and elevators provided for such purposes and at such times as Landlord designates. Removal of any furniture or furnishings, large equipment, packing crates, packing materials, and boxes will be the responsibility of each Tenant and such items may not be disposed of in the building trash receptacles nor will they be removed by the building's janitorial service, except at Landlord's sole option and at the Tenant's expense. No furniture, appliances, 'equipment, or flammable products of any type may be disposed of in the building trash receptacles.

33. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the building are prohibited, and each Tenant will cooperate to prevent the same.

34. The requirements of the Tenants will be attended to only upon application by written, personal, or telephone notice at the office of the building. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

35. A directory of the building will be provided for the display of the name and location of Tenants only and such reasonable number of the principal officers and employees of Tenants as Landlord in its sole discretion approves, but landlord will not in any event be obligated to furnish more than six (6) directory strips for each Tenant. Any additional names(s)


OFFICE LEASE
EXHIBIT D                                                                 Page 5
      that Tenant desires to place in such directory must first be approved by Landlord, and if so approved, Tenant will pay to Landlord a charge, set by Landlord, for each such additional name. All entries on the building directory display will conform to standards and style set by Landlord in its sole discretion. Space on any exterior signage will be provided in Landlord's sole discretion. Except as otherwise provided to the contrary in this Lease, no Tenant will have any right to the use of any exterior sign.

36. Tenant will see that the doors of the premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant will make good all injuries sustained by other Tenants or occupants of the building or Landlord. On multiple-tenancy floors, all Tenants will keep the doors to the building corridors closed at all times except for ingress and egress.

37. Except as otherwise provided to the contrary in this Lease, neither Landlord nor any operator of the parking areas within the project, as the same are designated and modified by Landlord, in its sole discretion, from time to time (the "parking areas") will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the parking areas, resulting from fire, theft, vandalism, accident, conduct of other users of the parking areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the parking areas; (b) Tenant uses the parking areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft loss of, or damage to property, except as otherwise provided to the contrary in this Lease. Tenant waives and releases Landlord from any and all liability arising out of the use of the parking areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person, except as otherwise provided to the contrary in this Lease.

38. Tenant (including Tenant's employees, agents, invitees, and visitors) will use the parking spaces solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the parking areas. The parking areas may be used by Tenant, its agents, or employees, for occasional overnight parking of vehicles. Tenant will ensure that any vehicle parked in any of the parking spaces will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the parking spaces are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or
      (c) by Tenant after, an Event of Default by Tenant under the lease, Landlord, in addition to any other rights otherwise available to Landlord, may consider such default any event of default under the lease.

39. Tenant's right to use the parking areas will be in common with other Tenants of the project and with other parties permitted by Landlord to use the parking areas. Except as otherwise provided to the contrary in this Lease, Landlord reserves the right to assign and reassign, from time to time, particular parking spaces for use by persons selected by Landlord. Tenant will not park in any numbered space or any space designated as:
      RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

40. Landlord may rescind any of these Rules and Regulations and make other future Rules and Regulations as in the judgment of Landlord are from time to time needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees so long as Landlord provides Tenant with reasonable notice of any proposed changes or amendments to such rules and regulations. Those


OFFICE LEASE
EXHIBIT D                                                                 Page 6
      rules, when made and notice thereof given to a tenant are binding upon the Tenant in the same manner as the original rules; provided, however, that no rules and regulations (including those set forth in this Exhibit D) are inconsistent with the terms and provisions of this Lease and all shall be uniformly applicable to all tenants and occupants of the Project and shall be enforced by Landlord on a non-discriminatory basis.



OFFICE LEASE
EXHIBIT D                                                                 Page 7

                                   EXHIBIT D-1

                         to Office Lease by and between

                        Sandler Legacy, Ltd., as Landlord

                                       and

                       Denbury Resources, Inc., as Tenant

                            JANITORIAL SPECIFICATIONS
                                SERVICE SCHEDULE


RESTROOMS

Daily Service:

1.    The floors will be mopped and disinfected.
2.    All fixtures will be scoured and disinfected and dry polish.
3.    All mirrors will be washed and dry polished.
4.    The stall partitions will be spot cleaned where necessary.
5. All dispensers such as hand soap, paper towels and toilet tissue will be filled.
6.    All waste receptacles will be emptied, cleaned and the trash removed.

Monthly Service:

1. The stall partitions, walls, sills, etc., will be thoroughly scoured and polished clean.
2.    The hard surface floors will be machine scrubbed and rinsed clean.

PUBLIC AREAS

Daily service:
1.    All carpeted areas will be vacuumed.
2. Hard surface and resilient floors will be swept with a treated dustmop. Main lobby will be polished daily.
3.    All drinking fountains will be cleaned and dry polished.
4.    All entry glass doors will be cleaned and metal work spot cleaned.
5.    Elevator floors will be vacuumed.
6.    The metal work in all elevators is to be polished nightly.
7.    All walls will be spot cleaned to eliminate smudges, writing, etc.
8. All trash receptacles, ash trays or containers will be emptied and cleaned.
9.    Stairwells will be swept.

Weekly Service:

OFFICE LEASE
EXHIBIT D-1                                                               Page 8

1.    All hard surface or resilient floors will be polished.
2.    All elevator tracks will be thoroughly vacuumed and polished.
3. All ducts, grills, vents, etc., will be cleaned on a continuous rotating basis to keep clean at all times.
4.    Stairwells will be swept and dusted.

OFFICE AREA

Daily Service:

1.    All waste receptacles will be emptied.
2.    All ash trays will be emptied and cleaned.
3.    All resilient floors will be dust mopped with a treated mop.
4.    All furniture and furnishings will be dusted.
5. The carpeting will be vacuumed daily and spot cleaned where necessary and possible.
6.    The partition glass will be spot cleaned.
7. Trash will be removed from containers in the building and placed in a refuse area for pick-up.
8.    All door glass will be cleaned.
9.    The low ledges, sills, rails, etc., will be dusted as needed.
10.   Desks with glass tops will be washed and polished dry.
11.   Emergency cleaning such as spillage, etc., will be performed as required.
12.   All lights will be turned off upon completion of the work in the area.

Monthly Service:

1.    The paneling will be dusted where applicable.
2.    All picture glass and frames will be dusted and cleaned.
3. High dusting such as door tops, partition tops, high ledges, etc., will be performed.
4. All project work such as blinds, grills, vents-ducts, etc., are to be cleaned on a continuous rotating basis.
5. Hard surface floors will be polished or waxed, if needed but at least bi-annually.


OFFICE LEASE
EXHIBIT D-1                                                               Page 9

                                    EXHIBIT E

                         to Office Lease by and between

                        Sandler Legacy, Ltd., as Landlord

                                       and

                       Denbury Resources, Inc., as Tenant

                        CONTRACTOR INSURANCE REQUIREMENTS


All contractors, subcontractors, suppliers, service providers, moving companies, and others performing work of any type for Tenant in the Project shall:

      o carry the insurance listed below with companies acceptable to Landlord; and

      o furnish Certificates of Insurance to Landlord evidencing required coverages at least 10 days prior to entry in the Project and annually thereafter.

Certificates of Insurance must provide for 30 days' prior written notice of cancellation, non-renewal or material reduction in coverage to Landlord, c/o Sandler Southwest Corp., 16800 Dallas Parkway, Suite 150, Dallas, TX 75248 (Manager).

1. Workers Compensation: Statutory coverage in compliance with Workers Compensation Laws of the state in which the Project is located.

2.    Employers' Liability: With the following minimum limits of liability:

            $100,000    Each Accident
            $500,000    Disease-Policy Limit
            $100,000    Disease-Each Employee

3. Commercial General Liability (1986 ISO Form or its equivalent): This Insurance must provide contractual liability and a general aggregate limit on a per location or per project basis. The minimum limits must be $2,000,000 general aggregate and $1,000,000 per occurrence.

4. Automobile Liability: Insurance for claims arising out of ownership, maintenance, or use of owned, non-owned, and hired motor vehicles at, upon, or away from the Project with the following minimum limits:

          $1,000,000  Each  Accident  Single  Limit  Bodily  Injury and Property
                      Damage combined


OFFICE LEASE
EXHIBIT E                                                                 Page 1

5.    Umbrella:  At least Following Form liability  insurance,  in excess of the
      Commercial  General  Liability,   Employers   Liability,   and  Automobile
      Insurance above, with the following minimum limits:

            $3,000,000  Each Occurrence
            $3,000,000  Aggregate - Where Applicable

6.    General Requirements:  All policies must be:

      o     written on an occurrence basis and not on a claims-made basis;

      o     except for the workers compensation  insurance,  endorsed to name as
            additional   insureds  Landlord,   Manager,   and  their  respective
            officers, directors, employees, agents, partners, and assigns; and

      o     endorsed  to waive  any  rights  of  subrogation  against  Landlord,
            Manager,  and  their  respective  officers,  directors,   employees,
            agents, partners, and assigns.

OFFICE LEASE
EXHIBIT E                                                                 Page 2

                        EXHIBIT F - ESTOPPEL CERTIFICATE


____________, 19___



___________________
___________________
___________________

Re:   Office  Lease  dated   ____________,   199_,   between   _________________
      (Landlord),     and     _______________________________     (Tenant),    a
      ____________________         (as        amended,         the        Lease)
      ____________________________,____________, Texas (the Building)

Dear _______:

Tenant understands that you are purchasing the Project from Landlord and are relying on this Estoppel Certificate in making your purchase.

For  $10.00  and  other  good  and  valuable  consideration,   the  receipt  and
sufficiency of which are acknowledged, Tenant certifies that:

7.    Tenant is occupying and conducting business in the Premises.

8. The Minimum Rent under the Lease is $___________________ per month payable in advance on the first day of each calendar month. Minimum Rent is paid through ___________ 1, 19___.

9. The Lease is in full force and effect and Tenant has not assigned or subleased its interest in the Lease except as specified on Schedule A attached to this Estoppel Certificate.

10. A true and correct copy of the Lease and all amendments thereto is attached as Schedule B to this Estoppel Certificate.

11. The Lease is the entire agreement between Landlord and Tenant concerning the Premises.

12.   The Lease Term expires on ______________, 19___.

13. Landlord has satisfied all of its obligations regarding the installation of leasehold improvements, except as specified on Schedule A.

14. To the best knowledge of Tenant, after due inquiry, no Event of Default by Tenant or default by Landlord has occurred under the Lease and is continuing and no act or omission has occurred that with the giving of notice or passage of time or both would constitute an Event of Default by Tenant except as specified on Schedule A.

SCHEDULE A

15. Tenant is not entitled to any abatements, setoffs, or deductions from Rent under the Lease except as specified in Schedule A.

16.   No Rent has been paid more than one month in advance.

Defined terms in the Lease have the same meanings in this Estoppel Certificate.


                                             BY:
                                             Name:
                                             Title:


SCHEDULE A

                                   SCHEDULE A

1.    List any assignments or subleases or state NONE:






2. List any Events of Default by Tenant or defaults by Landlord that have occurred and are continuing or any acts or omissions that have occurred that with the giving of notice or passage of time or both would constitute an Event of Default by Tenant or state NONE:









3. List any abatements, setoffs, or deductions from Rent to which Tenant is entitled at this time or state NONE:




SCHEDULE A

                                   SCHEDULE B

                  COVER PAGE FOR COPIES OF LEASE AND AMENDMENTS






SCHEDULE B                                                             Solo Page

                                   [EXHIBIT G]

                         to Office Lease by and between

                        Sandler Legacy, Ltd., as Landlord

                                       and

                       Denbury Resources, Inc., as Tenant

            FLOOR PLANS OF THE FIRST NOTICE SPACE AND EXPANSION SPACE







EXHIBIT G - FLOOR PLANS OF THE FIRST NOTICE SPACE AND EXPANSION SPACE     Page 1
---------------------------------------------------------------------

                                    EXHIBIT H

                         to Office Lease by and between
                       Sandler Legacy, Ltd., as Landlord,
                                       and
                       Denbury Resources, Inc., as Tenant

                                    GUARANTY

      As a material inducement to Landlord to enter into the Lease, dated ___________________, 1997 (the "Lease"), between Denbury Management, Inc., a Texas corporation, as Tenant, and Sandler Legacy, Ltd., a Texas limited partnership, as Landlord, the undersigned ("Guarantor") unconditionally and irrevocably guarantees the complete and timely performance of each obligation of Tenant under the Lease and any extensions or renewals of and amendments to the Lease. This Guaranty is an absolute, primary, continuing, and general guaranty of payment and performance and is independent of Tenant's obligations under the Lease. Guarantor waives any right to require Landlord to (a) join Tenant with Guarantor in any suit arising under this Guaranty, (b) proceed against or exhaust any security given to secure Tenant's obligations under the Lease, or
(c) pursue or exhaust any other remedy in Landlord's power. Landlord may, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, compromise, extend or otherwise modify any or all of the terms of the Lease. Guarantor waives all demands for performance, notice of performance, and notice of acceptance of this Guaranty. The liability of Guarantor under this Guaranty will not be affected by (1) the release or discharge of Tenant from, or impairment, limitation or modification of, Tenant's obligations under the Lease in any bankruptcy, receivership, or other debtor relief proceeding, whether state or federal or whether voluntary or involuntary;
(2) the rejection or disaffirmance of the Lease in any such proceeding; or (3) the cessation from any cause whatsoever of the liability of Tenant under the Lease. Guarantor shall pay to Landlord all costs incurred by Landlord in enforcing this Guaranty (including, without limitation, reasonable attorneys' fees and expenses). Landlord shall not enforce this Guaranty against Guarantor unless an Event of Default under the Lease has occurred and is continuing.

                                    DENBURY RESOURCES, INC., a
                                    Canadian corporation



                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________





EXHIBIT H - GUARANTY                                                      Page 1
--------------------

                                    EXHIBIT I

                         to Office Lease by and between
                       Sandler Legacy, Ltd., as Landlord,
                                       and
                       Denbury Resources, Inc., as Tenant

                 ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF SALE


           THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF SALE (this "Assignment") is made and entered into this 6th day of August, 1997, by and between DENBURY MANAGEMENT, INC. ("Assignor"), as assignor, and SANDLER LEGACY, LTD. ("Assignee"), as assignee.

                              W I T N E S S E T H:

           WHEREAS, Assignor has heretofore entered into a certain Agreement of Sale, dated effective as of July 14, 1997, with Electronic Data Systems Corporation, a Delaware corporation ("Seller"), as amended from time to time (the Agreement of Sale, as amended from time to time, hereinafter referred to as the "Contract"), pursuant to the terms of which, among other things, (i) Assignor has agreed to purchase from Seller and Seller has agreed to sell to Assignor the Property, and (ii) Assignor has obtained an option to purchase the Option Property from Seller;

           WHEREAS, Paragraph 9 in the Contract states, inter alia, that Assignor shall have the right at Closing to designate a Nominee to take title to the Property, provided that Assignor meets the Assignment Conditions;

           WHEREAS, Assignor desires to assign to Assignee and Assignee desires to take from Assignor all of Assignor's rights, titles, interests, obligations and responsibilities created by reason of the Contract relating to the Property, but specifically excluding Assignor's rights, titles and interests in the Option and the Option Property and provisions of the Contract relating thereto;

           NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor and Assignee do hereby agree as follows:

           1. All capitalized terms not defined herein shall have the meanings ascribed to them in the Contract.

           2. Assignor does hereby assign, transfer, sell, convey and set over to Assignee, its successors and assigns, all of the rights, titles, interests, obligations and responsibilities of Assignor as purchaser (including any and all Earnest Money or other amounts previously paid by Assignor) under the Contract relating to the Property, but specifically excluding Assignor's rights, titles and interests in the Option and the Option Property and provisions of the Contract relating thereto; TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns forever. Assignee shall be the Nominee under the Contract.


REDAL:117086.2 28040-00001
                                      1

           3. Assignor does authorize and empower Assignee, upon Assignee's performance of the terms and conditions contained in the Contract, to enforce the performance of the terms and conditions contained in the Contract relating to the Property to be performed by Seller and demand and receive from Seller the Deed and all other documents and matters covenanted to be given to the Assignor in the Contract relating to the Property, in the same manner and to all intents and purposes as Assignor itself could do were this Assignment not executed and made.

           4. By accepting this Assignment and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations of Assignor arising out of the Contract relating to the Property. Assignor agrees to reimburse Assignee for the incremental increases in Assignee's cost of inspecting the Property by virtue of simultaneously inspecting the Option Property. Assignee agrees to indemnify, hold harmless and defend Assignor from and against any and all loss, cost and expense (including, without limitation, reasonably attorneys' fees) resulting by reason of the failure of Assignee to pay, perform or discharge any of the debts, duties or obligations assumed or agreed to by Assignee hereunder.

           5. Assignor and Assignee hereby certify that the copy of the Office Lease (the "Lease") made and entered into by and between Assignee, as landlord, and Assignor, as tenant, dated August 6, 1997, attached hereto as Schedule 1 and made a part hereof for all purposes, is a true, correct and complete copy of the Lease and that the Lease is in full force and effect and has not been modified.

           6. Notwithstanding anything to the contrary contained in this Assignment, Assignee shall not succeed to the rights or obligations of Assignor with respect to the Option or the Option Property.

           7. Within three (3) business days after Seller has executed this Assignment, Assignee shall pay to Assignor in immediately available funds
      (i) the amount of the Earnest Money and interest accrued thereon through the date of this Assignment, and (ii) all of Assignor's attorneys' fees and expenses incurred prior to the execution of this Assignment in connection with the negotiation and execution of the Contract in the amount of $8,279.90.

           8. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


REDAL:117086.2 28040-00001
                                      2

      EXECUTED as of the day and year first above written.

                                    ASSIGNOR:

                                    DENBURY MANAGEMENT, INC.
                                    a Texas corporation,

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________

                                    Date of Execution:____________________

                                    ASSIGNEE:

                                    SANDLER LEGACY, LTD.,
                                    a Texas limited partnership,

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________

                                    Date of Execution:____________________

Seller hereby executes this Assignment solely for the purposes of acknowledging the satisfaction of the Assignment Conditions and evidencing its approval of and consent to Assignee (as Nominee under the Contract) and this Assignment and for no other purposes.

                                    SELLER:

                                    ELECTRONIC DATA SYSTEMS CORPORATION,
                                    a Delaware corporation,

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________

                                    Date of Execution:____________________


REDAL:117086.2 28040-00001
                                      3

The Title Company hereby acknowledges receipt of this Assignment and Assignee as Nominee under the Contract.

                                    TITLE COMPANY:

                                    REPUBLIC TITLE OF TEXAS, INC.

                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________

                                    Date of Execution:___________________



REDAL:117086.2 28040-00001
                                      4

                                   SCHEDULE 1

                                    The Lease


REDAL:117086.2 28040-00001
                                      5